LETTER TO SHAREHOLDERS

Table of Contents                                 Page

Letter to Shareholders                          1
Fund Reports
Franklin Global Government
Income Fund.                                    3
Franklin Short-Intermediate
U.S. Government Securities Fund                11
Franklin Convertible
Securities Fund                                17
Franklin Adjustable U.S.
Government Securities Fund.                    27
Franklin Equity Income Fund                    32
Franklin Adjustable Rate
Securities Fund                                42
Glossary                                       47
Statement of Investments                       48
Financial Statements                           66
Notes to Financial Statements                  72


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                                                         December 15, 1996

Dear Shareholder:

It is a pleasure to bring you the Franklin Investors Securities Trust annual report for the period ended October 31, 1996.

Domestic Market Activity

As you may know, the Federal Reserve Board (the Fed) lowered interest rates twice in the last half of 1995 to help stimulate the U.S. economy. With the Gross Domestic Product, a measure of the nation's economic output, posting a sluggish .3% annual growth rate for the last quarter of 1995, the Fed lowered rates once again in late January 1996.

Signs of economic improvement began to show in early 1996. The government reported that job creation in February was the strongest in eight years. Hopes for further interest-rate reductions died, and long-term rates began to rise on fears of higher inflation. Even though inflation seemed to be under control (annualized 2.80% year-to-date September 30, 1996), the yield on the 30-year Treasury rose to 6.66% by October 31, 1996, up significantly from 5.96% on January 1, 1996.1

In general, domestic equity markets performed well within this environment. The Dow Jones Industrial Average(R) ended at 6029.38 on October 31, 1996, up more than 1,250 points from the beginning of the Trust's fiscal year (4766.68 on November 1, 1995). This was not without some mid-year back-sliding, however, with the Dow dipping as low as 5346.55 on July 23.2 On the other hand, prices of fixed-income securities, which move counter to interest-rate movements, generally declined during this period.

Foreign Market Activity

Certain foreign economies didn't perform as well as the United States' performed. In Japan, for example, a rise in consumer and business confidence did little to help its floundering economy. A recent Tankan report, a report that covers Japan's economy, suggested that the direction of the economy had yet to turn and dashed expectations that the Bank of Japan would tighten the money supply anytime soon. Short-term rates remained at the historically low level of 0.50%, where they have been for more than a year.

The German economy continued to advance at a very slow pace. In early September, optimistic signs of recovery cooled against a backdrop of planned fiscal tightening in the 1997 budget. In light of Germany's economic environment and the effects of implementing the European Monetary Union plan, the deutschemark seems likely to further weaken against the U.S. dollar and other major currencies.

The following pages contain specific information concerning your investment and the other funds contained in the Franklin Investors Securities Trust. While each fund has distinct investment objectives, fundamental operating principles remain the same: careful investment selection and professional management.

As always, we appreciate your continued support and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

1. Source: Micropal.
2. Source: Bloomberg.

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

Your Fund's Objective:
Seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.*

We are pleased to report the Franklin Global Government Income Fund Class I generated a cumulative total return of +11.80% for the 12-month period, as discussed in the Performance Summary on page 5.

During the 12-month period, we employed three primary investment strategies:

First, we reduced the fund's sensitivity to interest rates in the United States (which we anticipated heading higher) by replacing domestic bonds having longer maturities with bonds having intermediate maturities. This ultimately limited losses in bond values when yields moved higher and prices fell.

Second, we maintained the fund's high exposure to dollar-bloc countries (Australia, Canada, New Zealand and the United States). The fund's heavy emphasis on dollar-denominated securities was profitable for the fund, especially since the U.S. dollar rose during the period.

Last, we reallocated our European assets, shifting investments from core markets, including Germany and France, to peripheral markets such as Italy, Spain, Sweden and the United Kingdom. This was in accordance with our belief that improved domestic policies undertaken in the peripheral markets would generate the strongest returns. This strategy proved successful, ultimately benefiting our shareholders.

The fund's investment strategies are reflected in the major allocation changes over the fiscal year, presented in the table on the next page. At the beginning of the period, exposure to the German and French bond markets, totaling 12.7% and 4.7%, respectively, were reduced by October 31, 1996, to 2.2% and 0.0%, respectively. Allocations in Italy, Spain and Sweden, totaling 3.1%, 4.9% and 0.0% at the beginning of the period, were increased to 12.4%, 7.4%, and 3.0%, respectively. Investment in the United Kingdom was also increased from 0.0% to 7.5% over the period. In addition, Australian holdings were reduced from 11.3% to 9.5%, and a 2.0% holding in New Zealand was increased to 3.1% by the end of October.

*The risks of investing in a global fund, such as currency fluctuation and increased vulnerability to adverse economic, political or regulatory developments, are described in the fund's prospectus.

Looking Forward

We feel that U.S. inflation will not pose a major threat to interest rates during the next year, while the continuing deflationary trends in Europe and Japan should help lower the overall level of interest rates globally.

We do, however, anticipate continued volatility in the bond and currency markets around the world. We believe a diversified, global bond portfolio can be an attractive vehicle to help soften this volatility, and we search for attractive total-return opportunities wherever they may appear. In particular, we see opportunities for improved returns in slow-growth European economies and selective emerging-market countries.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


   Franklin Global Government Income Fund
   Country Distribution

   As a Percentage of Total Net Assets

   Country                     10/31/95     10/31/96

   Argentina                     6.1%         4.9%
   Australia                    11.3%         9.5%
   Brazil                        0.0%         3.1%
   Canada                       14.9%        11.9%
   Denmark                       6.3%         4.3%
   France                        4.7%         0.0%
   Germany                      12.7%         2.2%
   India                          .5%         0.0%
   Irish Republic                0.0%         1.2%
   Italy                         3.1%         2.4%
   Mexico                        3.2%         4.5%
   New Zealand                   2.0%         3.1%
   South Africa                  1.5%         0.4%
   Spain                         4.9%         7.4%
   Sweden                        0.0%         3.0%
   Thailand                      0.8%         0.0%
   United Kingdom                0.0%         7.5%
   United States                28.0%        24.7%

For a complete list of portfolio holdings, please see page 48 of this report.

Performance Summary

Class I

The Franklin Global Government Income Fund's Class I share price, as measured by net asset value, increased 34.0 cents during the reporting period, from $8.31 on October 31, 1995, to $8.65 on October 31, 1996.

During the reporting period, the fund paid distributions totaling 60.0 cents ($0.60) per share. Based on an annualization of October's monthly dividend of
5.0 cents ($0.05) per share and the maximum offering price of $9.03 on October 31, 1996, your fund's distribution rate was 6.64%. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +11.80% for the 12-month period ended October 31, 1996. Total return measures the change in value of an investment over the period indicated, assuming reinvestment of all distributions, and does not include the sales charge. Past performance is not predictive of future results.

The graph on the next page compares the performance of the fund's shares since inception, with that of the Salomon Brothers World Government


   Franklin Global Government Income Fund
   Class I

   Dividend Distributions 11/1/95 - 10/31/96

                                          Dividend
   Month                                  per Share

   November                               5.0 cents
   December                               5.0 cents
   January                                5.0 cents
   February                               5.0 cents
   March                                  5.0 cents
   April                                  5.0 cents
   May                                    5.0 cents
   June                                   5.0 cents
   July                                   5.0 cents
   August                                 5.0 cents
   September                              5.0 cents
   October                                5.0 cents
   Total                                 60.0 cents


Hedged Index and the JP Morgan Global Government Bond Index (unhedged). We are replacing the Salomon Brothers World Government Hedged Index with the JP Morgan Global Government Bond Index, as we feel the latter better represents the way in which we have managed the fund more recently. In the past, the fund's portfolio was hedged much more than it has been during the last few years. The Salomon Brothers World Government Hedged Index will be omitted beginning with the 1997 annual report.

As you can see from the graph, the fund's performance has slightly underperformed the indexes. However, a general market index has some inherent performance differentials over any mutual fund. Indexes do not pay management fees to cover salaries of security analysts or portfolio managers or pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indexes, mutual funds can never be 100% invested, because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indexes, their performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Global Government Income Fund -- Class I

Periods Ended October 31, 1996
                                                                    Since
                                                                  Inception

                                            1-Year     5-Year     (3/15/88)
 CumulativeTotal Return1                    11.80%     42.69%      94.76%
 Average Annual Total Return2                7.05%      6.43%       7.49%
 Distribution Rate3                6.64%
 30-Day Standardized Yield4        6.05%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $9.03 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

Performance Summary

Class II

The Franklin Global Government Income Fund's Class II share price, as measured by net asset value, increased 34.0 cents during the reporting period, from $8.31 on October 31, 1995, to $8.65 on October 31, 1996.

During the reporting period, the fund paid income distributions totaling 55.41 cents ($0.5541) per share. Based on an annualization of October's regular monthly dividend of 4.68 cents ($0.0468) per share, plus an annual dividend adjustment of +.02 cent, and the maximum offering price of $8.74 on October 31, 1996, your fund's distribution rate was 6.43%. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +11.19% for the 12-month period ended October 31, 1996. Total return measures the


   Franklin Global Government Income Fund
   Class II

   Dividend Distributions 11/1/95 - 10/31/96

                                          Dividend
   Month                                  per Share
   November                              4.70 cents
   December                              4.70 cents
   January                               4.60 cents
   February                              4.57 cents
   March                                 4.57 cents
   April                                 4.57 cents
   May                                   4.57 cents
   June                                  4.57 cents
   July                                  4.62 cents
   August                                4.62 cents
   September                             4.62 cents
   October                               4.70 cents++
   Total                                55.41 cents



++The October distribution consists of a regular dividend of 4.68 cents and an annual adjustment of +.02 cent to reconcile the 12b-1 differential between Class I and Class II shares.


change in value of an investment, assuming reinvestment of dividends, and does not include sales charges. Past performance is not predictive of future results.

The graph on the next page compares the performance of the fund's shares since inception, with that of the Salomon Brothers World Government Hedged Index and the JP Morgan Global Government Bond Index (unhedged). We are replacing the Salomon Brothers World Government Hedged Index with the JP Morgan Global Government Bond Index, as we feel the latter better represents the way in which we have managed the fund more recently. In the past, the fund's portfolio was hedged much more than it has been during the last few years. The Salomon Brothers World Government Hedged Index will be omitted beginning with the 1997 annual report.

As you can see from the graph, the fund's performance has slightly underperformed the indexes. However, a general market index has some inherent performance differentials over any mutual fund. Indexes do not pay management fees to cover salaries of security analysts or portfolio managers or pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indexes, mutual funds can never be 100% invested, because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indexes, their performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Global Government
Income Fund -- Class II
Periods Ended October 31, 1996

                                           Since
                                         Inception
                               1-Year    (5/1/95)
Cumulative
Total Return1                 11.19%      18.97%
Average Annual
Total Return2                 10.08%      10.89%
Distribution Rate3                   6.43%
30-Day Standardized Yield4           5.78%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 1.0% initial sales charge as well as the 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.7 cent per share monthly dividend, plus an annual dividend adjustment of +.02 cent, and the maximum offering price of $8.74 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.
All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective:
Seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.

The Franklin Short-Intermediate U.S. Government Securities Fund generated a cumulative total return of +4.97% for the 12-month period ended October 31, 1996, as discussed in the Performance Summary on page 14.

Interest-rate fluctuations during the fund's fiscal year affected the government debt securities in which the fund invests. For example, the Federal Reserve Board lowered the federal funds rate in December 1995 and January 1996, which lowered yields on one-year Treasuries from 5.36% in November 1995 to 4.90% in January 1996. Five-year Treasury yields declined from 5.53% to 5.25% during the same period.*

Then, the government issued a stronger-than-expected employment report in March. Fear of inflation squelched investors' hopes of further rate reductions, and yields on government debt instruments began to rise. We viewed this rate increase as an opportunity to lock in higher yields for the fund and began purchasing securities with longer maturities. At the end of April, rates on the one-year T-bill and five-year T-note were 5.62% and 6.40%, respectively. Because we took advantage of this rate increase to lock in higher yields for the fund, our weighted average maturity also increased: On April 30, 1996, it was two years, four months, up from two years on October 31, 1995.

As you can see from the graph on the next page, however, yields quickly peaked. After rising significantly in March and moderately in April and May, rates began to drift downward. Falling rates, combined with our increasing concern over possible inflation, necessitated our move toward shorter maturities. By the end of the reporting period, the portfolio's weighted average maturity

*Source: Micropal.

was reduced to two years, two months -- close to the two-year minimum allowed in the fund's prospectus. Additionally, the fund concentrated assets in securities having less than one year remaining to maturity; more than 35% of the portfolio's total net assets had a maturity of less than six months on October 31, 1996.

Determining Strategy

In determining our strategy for the fund, especially in relation to its weighted average maturity, we look closely at economic indicators, attempting to get a feel for the direction of inflation. Some figures we track include the nation's gross domestic product (GDP), inflation rate, unemployment rate, and measurements of consumer confidence, such as new home sales.

Recent figures showed the third-quarter 1996 GDP growth rate was an annualized 2.2%, down significantly from 4.7% in the second quarter, but up significantly from the .3% in the fourth quarter of 1995. In general, we like to see a growth rate around 2.5%, which we believe is sustainable and non-inflationary. (If the GDP growth rate is quite strong, such as the second quarter's 4.7%, the Fed usually feels pressure to raise interest rates in an attempt to ward off inflation.)

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The U.S. unemployment level as of September 30, 1996, stood at 5.2%, down from 5.6% in September 1995. Inflation, as measured by the U.S. Consumer Price Index on a year-over-year basis, rose from 2.5% in September 1995 to 3.0% in September 1996. New home sales for September showed a slight decrease from August, but the figure was the second-highest in 10 years.

Taken together, we believe these economic indicators suggest inflation may rise soon. Of particular concern is the low unemployment figure, which may lead to increased wage pressures and, consequently, higher prices for goods and services. Likewise, stronger new home sales is good news in terms of economic growth, but if fourth-quarter 1996 GDP is particularly strong, the Fed may very well raise interest rates in early 1997.

Looking Forward

Based on our expectations of potentially higher inflation, we anticipate maintaining the fund's weighted average maturity at around two years. We might consider extending the portfolio's maturity, even in light of inflation, if yields on longer-term issues rise sufficiently.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.

Performance Summary

The Franklin Short-Intermediate U.S. Government Securities Fund's share price, as measured by net asset value, decreased 7.0 cents during the reporting period, from $10.35 on October 31, 1995, to $10.28 on October 31, 1996.

During the reporting period, the fund paid income distributions totaling 57.0 cents ($0.570) per share. Based on an annualization of October's monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $10.52 on October 31, 1996, your fund's distribution rate was 5.48%. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +4.97% for the 12-month period ended October 31, 1996. Total return measures the change in value of an investment over the period indicated, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on the next page compares the performance of the fund's shares since inception, with that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index** and the Consumer


   Franklin Short-Intermediate
   U.S. Government Securities Fund
   Dividend Distributions 11/1/95 - 10/31/96

                                           Dividend
   Month                                   per Share
   November                               4.7 cents
   December                               4.7 cents
   January                                4.7 cents
   February                               4.7 cents
   March                                  4.7 cents
   April                                  4.7 cents
   May                                    4.8 cents
   June                                   4.8 cents
   July                                   4.8 cents
   August                                 4.8 cents
   September                              4.8 cents
   October                                4.8 cents
   Total                                 57.0 cents


**The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. Government securities and Treasuries with maturities from one to five years.

Price Index (CPI). As you can see, the fund's performance has exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment. Although the fund has slightly underperformed its benchmark index, a general market index has some inherent performance differentials over any mutual fund. Indexes do not pay management fees to cover salaries of security analysts or portfolio managers or pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indexes, mutual funds can never be 100% invested, because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Short-Intermediate U.S. Government Securities Fund
Periods Ended October 31, 1996

                                                                    Since
                                                                  Inception
                                            1-Year     5-Year     (4/15/87)
Cumulative Total Return1                     4.97%     33.38%      92.49%
Average Annual Total Return2                 2.59%      5.45%       6.85%
Distribution Rate3                 5.48%
30-Day Standardized Yield4         5.10%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 2.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $10.52 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.
Note: Prior to July 1, 1994, the fund reinvested dividends at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund's Objective:
Seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

The Franklin Convertible Securities Fund Class I generated a cumulative total return of +16.71% for the 12-month period ended October 31, 1996, as discussed in the Performance Summary on page 21.

Investing Strategy

During the reporting period, we utilized the same strategy we have employed since your fund's inception: identify convertible securities offering above-average total-return potential with favorable risk/reward profiles. We seek securities that allow us to capture a significant portion of the underlying equity's price appreciation, while attempting to limit our exposure to potential price declines. Historically, these convertibles have provided approximately 70% or more of a stock's gains and only 40% decline in value relative to its underlying common stock.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

To identify those securities that meet our objectives, we review the entire convertible-security universe (approximately 550 issues) and select those that meet our risk/reward criteria. These issues are reviewed by Franklin Templeton's equity and/or fixed-income analysts, who further narrow the group to those with superior business prospects and attractive valuation levels. We choose our purchases for the fund from this select group of securities.

Portfolio Themes
Industry Consolidation

Industry consolidations resulted in the issuance of many securities that helped the fund's performance during the fiscal year. Certain companies acquire small, inefficient operators in highly fragmented industries and implement labor-saving technology, centralize purchasing, and reduce overhead. In doing so, a consolidator can increase its revenues, profit margins and earnings per share.

One such company is U.S. Diagnostic, which provides health-care services known as diagnostic imaging. Currently, the company is acquiring its competitors and improving products and services, thereby gaining more customers. This larger customer base has allowed the company to lower its prices and, consequently, secure contracts with HMOs and other large health-care providers.

Our convertible bond holding in United Waste Systems also performed well during the reporting


   Franklin Convertible Securities Fund
   Top Five Holdings on October 31, 1996

   Based on Total Net Assets

   Company (Issue)                       % of Total
   Industry                              Net Assets
   Xilinx (Convertible Bond)                3.01%
   Electronics
   U.S. Office Products (Convertible Bond)  2.83%
   Services
   CoIntel (Convertible Preferred Stock)    2.78%
   Telecommunications
   Dovatron (Convertible Bond)              2.59%
   Electronics
   Solectron (Convertible Bond)             2.30%
   Electronics

For a complete list of portfolio holdings, please see page 53 of this report.


period. This company is a strong player in the waste management business, especially in owning and operating landfills. The company, which operates in the Midwestern and Eastern regions of the United States, is acquiring its competitors and implementing cost-saving programs.

Outsourcing and Cost-Cutting

We found a number of attractive securities in the high-tech industry -- especially in companies capitalizing on trends toward cost-cutting and outsourcing. Two companies taking advantage of these trends are DII Group and Solectron, both providers of contract manufacturing. (Many successful companies rely on contract manufacturing to complete the manufacture, assembly and testing of their products. Outsourcing such functions allows them to focus on their particular areas of expertise.)

Altera and Xilinx develop programmable silicon chips, which allow technology companies to reduce their development costs and get their products to market faster. Altera performed well during the fiscal year, while Xilinx turned in more lackluster performance. Stocks of both companies were hurt in late 1995 during an industry-wide inventory buildup in silicon chips. Altera has meaningfully corrected its inventory imbalance, while Xilinx is taking somewhat longer. In our opinion, Xilinx has excellent management, and the telecommunications industry, which purchases many of Xilinx's products, is growing annually approximately 20%. We believe Xilinx's business should accelerate, and its security represents good value.

Reduced Positions

Our investment approach usually keeps us away from high-priced securities. If a holding appreciates significantly, we'll typically capture the gain by selling it. During the fiscal year, we sold our positions in Danka Business Systems (average purchase cost $112; last bond sold at $162), Prime Hospitality (average purchase cost $100; last bond sold at $145) and Eagle Hardware (average purchase cost $101; last bond sold at $140.)

Mid-way through the fiscal year, we also reduced our position in Altera. Although the convertible bond's price had risen to $145 (we purchased it at around $100), we were concerned that the chip-inventory problem might have a negative effect on Altera's common shares. We sold our position at around $145, and it subsequently dropped to $95. Expecting the inventory problem to be temporary, we repurchased the bond at $95. As of October 31, 1996, it had risen to $135.

We'll also sell a security if the fundamental business conditions for the underlying company change meaningfully. For example, we had purchased the convertible bond of Rotech Medical, a home health-care provider. After our purchase, however, government regulators sought to decrease reimbursement rates on various products and services. Given the potential for slower-than-expected earnings growth and increasing regulatory risk, we decided to sell our position at a loss.

Looking Forward

In managing the fund, we use a "bottom-up" approach. This means we choose companies based on our evaluations of their intrinsic value, strengths and potential growth, rather than basing our buy and sell decisions on larger economic factors (e.g., where we think interest rates may be headed). Our motto is: "Buy the right convertible, at the right price, at the right time."

We intend to use this same approach as we move into the new year. Since we believe the domestic market is currently quite expensive, it has become more difficult to find securities at "the right price." Given this, we may look increasingly toward the international market to find securities with superior risk/reward potential.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.

Performance Summary

Class I

The Franklin Convertible Securities Fund's Class I share price, as measured by net asset value, increased 72.0 cents during the reporting period, from $12.73 on October 31, 1995, to $13.45 on October 31, 1996.

In addition to paying out 60.0 cents in dividend income per share during the reporting period, your fund distributed 57.7 cents ($0.5770) per share in short-term capital gains and 10.2 cents ($0.1020) per share in long-term capital gains. Based on an annualization of the current monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $14.08 on October 31, 1996, your fund's distribution rate was 4.26%. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +16.71% for the 12-month period ended October 31, 1996. Total return measures the change in value of an investment over the period indicated, assuming reinvestment of all


   Franklin Convertible Securities Fund
   Class I

   Dividend Distributions 11/1/95 - 10/31/96

                                           Dividend
   Month                                   per Share
   November                               5.0 cents
   December                               5.0 cents
   January                                5.0 cents
   February                               5.0 cents
   March                                  5.0 cents
   April                                  5.0 cents
   May                                    5.0 cents
   June                                   5.0 cents
   July                                   5.0 cents
   August                                 5.0 cents
   September                              5.0 cents
   October                                5.0 cents
   Total                                 60.0 cents


distributions, and does not include the sales charge. Past performance is not predictive of future trends.

The graph to the right shows that the fund's shares since inception have underperformed the Goldman Sachs Convertible 100 Index. Of course, such unmanaged market indexes have inherent performance differentials in comparison with any fund. Indexes do not pay management fees to cover salaries of security analysts or portfolio managers or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indexes, mutual funds can never be 100% invested, because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Convertible Securities Fund -- Class I

Periods Ended October 31, 1996

                                                                         Since
                                                                       Inception
                                                 1-Year     5-Year     (4/15/87)
Cumulative Total Return1                         16.71%     99.10%     179.12%
Average Annual Total Return2                     11.46%     13.72%      10.81%
Distribution Rate3                      4.26%
30-Day Standardized Yield4              4.19%
Value of $10,000 Investment5                     $11,146    $19,016     $26,643

                                 1992       1993     1994      1995      1996
Fiscal Year Total Return6       13.02%     28.26%    2.17%    15.18%    16.71%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.5% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $14.08 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the maximum 4.5% sales charge. See Note below.
6. Total return represents the change in value of an investment and excludes sales charges.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat higher than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

The Franklin Convertible Securities Fund's Class I shares paid per-share distributions derived from long-term capital gains of 10.2 cents ($0.1020) per share in December 1995. The fund hereby designates such distributions as capital-gain dividends per Section 852(b)(3) of the Internal Revenue Code.

Performance Summary

Class II

The Franklin Convertible Securities Fund's Class II share price, as measured by net asset value, increased 69.0 cents during the reporting period, from $12.72 on October 31, 1995, to $13.41 on October 31, 1996.

In addition to distributing 52.76 cents in dividend income per share during the reporting period, your fund paid out 57.7 cents ($0.5770) per share in short-term capital gains and 10.2 cents ($0.1020) per share in long-term capital gains. Based on an annualization of October's regular monthly dividend of 4.32 cents ($0.0432) per share, plus an annual dividend adjustment of -.72 cent, and the maximum offering price of $13.55 on October 31, 1996, your fund's distribution rate was 3.77%. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +15.83% for the 12-month period ended October 31, 1996. Total return measures the change in value of an investment over the period


   Franklin Convertible Securities Fund
   Dividend Distributions 11/1/95 - 10/31/96
                                          Dividend

   Month                                  per Share
   November                              4.50 cents
   December                              4.50 cents
   January                               4.50 cents
   February                              4.56 cents
   March                                 4.55 cents
   April                                 4.53 cents
   May                                   4.53 cents
   June                                  4.53 cents
   July                                  4.32 cents
   August                                4.32 cents
   September                             4.32 cents
   October                               3.60+ cents
   Total                                52.76 cents

+The October distribution consisted of a regular dividend of 4.32 cents and an annual adjustment of -.72 cent to reconcile the 12b-1 fee differential between Class I and Class II shares.

indicated, assuming reinvestment of dividends, and does not include sales charges. Past performance is not predictive of future results.

The graph to the right shows that the fund's Class II shares, since inception, have slightly underperformed the Goldman Sachs Convertible 100 Index. Of couse, such unmanaged market indexes have inherent performance differentials in comparison with any fund. Indexes do not pay management fees to cover salaries of security analysts or portfolio managers or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indexes, mutual funds can never be 100% invested, because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Convertible Securities Fund -- Class II
Periods Ended October 31, 1996

                                                                Since
                                                              Inception
                                                   1-Year     (10/2/95)
Cumulative Total Return1                           15.83%      13.57%
Average Annual Total Return2                       13.67%      10.55%
Distribution Rate3                        3.77%
30-Day Standardized Yield4                3.57%
Value of $10,000 Investment5                       $11,367     $11,146

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum initial sales charge as well as the 1.0% contingent deferred sales charge
(CDSC), applicable to share redeemed within the first 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.32 cent per share monthly dividend, plus the annual dividend adjustment of -.72 cent,and the maximum offering price of $13.55 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum 1.0 % initial sales charge and 1.0% CDSC.
All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.
The Franklin Convertible Securities Fund's Class II shares paid per-share distributions derived from long-term capital gains of 10.2 cents ($0.1020) per share in December 1995. The fund hereby designates such distributions as capital-gain dividends per Section 852(b)(3) of the Internal Revenue Code.

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective:
Seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. government agency-guaranteed, mortgage-backed securities.*

The Franklin Adjustable U.S. Government Securities Fund performed well in meeting its investment objectives, posting a cumulative total return of +6.54% for the 12-month period ended October 31, 1996, as discussed in the Performance Summary on page 30.

A combination of slow growth and low inflation prompted the Federal Reserve Board (the Fed) to lower short-term interest rates two times in the first three months of this reporting period. By March 1996, various indicators showed increasing economic strength, which led market participants to conclude that the Fed had finished its easing cycle and had moved to a more neutral stance. Long-term interest rates rose as a consequence, leading to lower bond prices, including those of adjustable-rate mortgage securities (ARMS). In the last six months of the period, however, ARMS' prices stabilized as interest rates remained relatively level.

More recently, continued economic strength and concerns about accompanying inflationary pressure have raised the possibility that the Fed's next move would be to increase rates. The Board's decision to leave rates alone in its September meeting caught some analysts by surprise and may signify that a small increase in rates is due by the beginning of 1997. Despite this speculation, ARMS' price movements remained modest, as interest rates fluctuated within a narrow band.

Portfolio Notes

Your fund's underlying portfolio consists primarily of ARMS or other securities collateralized by or representing an interest in mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities.+ These include obligations of the Federal National Mortgage Association

*Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies, or instrumentalities as to the timely payment of principal and interest.

+The fund invests a substantial amount of its assets in the U.S. Government Adjustable Rate Portfolio, whose investment objective is the same as that of the fund. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of interest and principal.

(FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Government National Mortgage Association (GNMA or Ginnie
Mae). These securities retain a high credit quality and have earned the fund a "AAAf" rating -- the highest mutual fund credit rating possible -- from Standard & Poor's(R), a national rating agency.++

As shown in the graph to the right, the fund's distribution rate remained competitive with that of the one-year Treasury bill. At the close of the period, your fund's distribution rate was 5.51%, which slightly outperformed the yield of the one-year Treasury bill. Of course, the value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of the Franklin Adjustable U.S. Government Securities Fund fluctuate with market conditions. In addition, monthly payments of Ginnie Mae securities include both principal and interest, while semiannual payments of U.S. Treasury securities represent interest only. Past performance cannot guarantee future results.

ARMS' coupons reset at periodic intervals to reflect current rates, and are subject to annual caps which limit how much their coupons can change. In a relatively stable interest-rate environment, as in the last few months of the period, these securities can adjust smoothly. As such, your fund's monthly dividend fluctuated between 4.4 cents ($0.044) and 4.8 cents ($0.048) per share, settling at 4.4 cents by the close of the reporting period.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We continue to watch prepayment risk closely. In a declining interest-rate environment, homeowners tend to replace their adjustable rate mortgage loans with fixed-rate mortgages to lock in a lower rate. In doing so, they eliminate a steady source of future income for the lender, in this case our fund. In an effort to reduce this risk in our portfolio, we have maintained an overweighting in seasoned, non-convertible ARMS which cannot be replaced by borrowers as easily as other types of ARMS. In addition, we concentrated on Constant Maturity Treasury ARMS, which tend to be less price-sensitive in periods of fluctuating interest rates because their coupons adjust rapidly. By contrast, we remain underweighted in ARMS tied to the Eleventh District Cost of Funds Index, which tends to lag market movements.

++The rating reflects Standard & Poor's assessment of the overall credit quality of the fund's portfolio, does not reflect the yield or market price of the fund's shares or approval by Standard & Poor's, and is subject to change.

Looking ahead, we anticipate a continuation of the current slower-growth trend and low-inflation environment. This should lead to stable interest rates, which may prove beneficial to ARMS in general. Actively positioning the fund to perform well in this environment, we continue to focus on maintaining stability of principal while generating a yield competitive with short-term alternatives. We have always maintained a long-term investment perspective and encourage our shareholders to do the same. While the fund may experience occasional short-term volatility, we believe its performance should be rewarding over the long term.


   Franklin Adjustable U.S.
   Government Securities Fund
   Dividend Distributions (11/1/95 - 10/31/96)

                                          Dividend
                                           Amount
   Month                                  Per Share
   November                               4.8 cents
   December                               4.6 cents
   January                                4.6 cents
   February                               4.6 cents
   March                                  4.6 cents
   April                                  4.8 cents
   May                                    4.8 cents
   June                                   4.8 cents
   July                                   4.8 cents
   August                                 4.8 cents
   September                              4.6 cents
   October                                4.4 cents
   Total                                 56.2 cents

Performance Summary

The Franklin Adjustable U.S. Government Securities Fund's share price, as measured by net asset value, increased 3.0 cents ($0.03) to $9.37 on October 31, 1996, from $9.34 on October 31, 1995.

At the close of the reporting period, your fund's distribution rate was 5.51%, based on an annualization of October's 4.4 cent ($0.044) per share monthly dividend and the maximum offering price of $9.59 on October 31, 1996.

Based on a hypothetical $10,000 investment, the graph to the right shows that your fund's total return slightly underperformed both the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-Month CD Index.** The performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its total return would have been lower. Of course, unmanaged market indices have inherent performance differentials when compared to any fund. For example, they do not pay commissions or market spreads to buy and sell securities, nor do they pay management fees to cover salaries. Also, unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares. The securities held by the Lehman Brothers index generally have longer maturities than those held by the fund, and do not contain a mortgage component. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

**Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities, with maturities from one to two years.

Franklin Adjustable U.S. Government Securities Fund
Periods Ended October 31, 1996

                                                                    Since
                                                                  Inception
                                            1-Year     5-Year    (10/20/87)
Cumulative Total Return1                     6.54%     19.77%      66.95%
Average Annual Total Return2                 4.20%      3.21%       5.57%
Distribution Rate3                 5.51%
30-Day Standardized Yield4         5.53%


1. Cumulative total returns reflect the change in value of an investment over the periods indicated and do not include the current, maximum 2.25% initial sales charge. See Note below.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated, and include the current, maximum 2.25% initial sales charge. See Note below.
3. Based on an annualization of the fund's current 4.4 cent per share monthly dividend and the maximum offering price of $9.59 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.
Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.
Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, is voluntarily waiving a portion of its fees, which reduces expenses and increases distribution rate, yield, and total return to shareholders. Without these reductions, the fund's total return and distribution rate would have been somewhat lower, and the yield for the period would have been 5.37%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

FRANKLIN EQUITY INCOME FUND

Your Fund's Objective:
Seeks to maximize total return, emphasizing high current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average yields.

The Franklin Equity Income Fund Class I generated a cumulative total return of +15.32% for the 12-month period ended October 31, 1996, as discussed in the Performance Summary on page 36. Additionally, we are pleased to report that the fund increased its monthly dividend for Class I shares, from 5.0 to 5.2 cents a share. This translates to a distribution rate of 3.63%, which is especially noteworthy since the dividend yield of the S&P 500(R) was at an all-time low of 2.1% on October 31, 1996.

Modest economic growth, tame inflation and relatively stable interest rates during the 12-month period provided an ideal investment climate for stock investing. During the last year, however, the U.S. stock market continued to polarize. Traditional value stocks -- those attractively priced on measurements such as dividend yield, book value, and earnings -- have generally underperformed relative to stocks with strong price and earnings momentum (growth stocks). The recent performance of the Franklin Equity Income Fund, which has a value orientation, reflected this current trend.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In keeping with its fundamental investment approach, the fund seeks to invest in stocks with attractive valuations -- that is, stocks selling at bargain prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. We often find such stocks in companies that appear to be fundamentally strong, but have experienced temporary earnings disappointments, or in companies or industries with uncertain prospects for near-term earnings growth.


Portfolio Themes
Utilities

During the reporting period, we found many utilities stocks that met our criteria, including telephone and electric companies. In fact, dur-ing the fund's fiscal year, both groups of stocks reached their highest yields in over a decade. Recent uncertainty about industry deregulation has caused the average electric utility and average telephone-utility stock to underperform the S&P 500 over the past 12 months. We believe, however, that by aggressively reducing their cost structures, industry leaders should benefit in a deregulated environment.

In the electric-utility sector, we initiated several new positions during the reporting period. For example, we recently purchased Unicom, an Illinois-based utility that offered a 6.5% dividend yield and traded at eight times our calculations of estimated earnings. In the telephone-utility sector, the fund increased its holdings in GTE, U.S. West, Nynex, and Southern New England.

These four telephone companies were all trading at attractive valuations at the time of purchase, and appear to be well-positioned for an increasingly competitive environment.

Oil Integrated

Oil stocks continued to be a major investment focus. In addition to attractive fundamentals (e.g., the demand for oil exceeds the current supply), these companies have above-average dividend yields and strong cash flows. We believe the rising worldwide demand for oil, in relation to exploration and production activity could lead to continued, strong oil prices. Newly purchased Amoco and Occidental Petroleum, combined with additions to current holdings, made the oil sector the fund's largest on October 31, 1996. Stocks in which we increased our investments included Atlantic Richfield, Texaco, and YPF, which were among the fund's 10 largest positions.

International

We initiated new investments in foreign securities, as we believed stocks of many foreign companies traded at more attractive valuations than those of comparable U.S.-based companies.

During the period, we purchased British Steel, one of the world's largest and lowest-cost producers of steel, which offered a 6.2% yield and traded at five times our estimate of next year's earnings. Glaxo Wellcome, one of the largest pharmaceutical companies in the world and a leader in the treatment of AIDS, was purchased with a 5.3% yield. We also acquired Trans De Gas, an Argentina-based natural gas pipeline company, which offered an 8.0% dividend yield and a price/earnings ratio of 10.5 times our estimate of next year's earnings. Foreign stocks represented 14.13% of the fund's total net assets at the close of the fiscal year.*

Real Estate Investment Trusts (REITS)

The fund also added to its investments in REITS, which comprised 5.8% of assets on October 31, 1996. A position in Simon DeBartolo Property Group, the nation's largest owner-operator of shopping centers, was initiated with a 7.9% dividend yield. Additionally, the fund purchased Arden Realty, a California-based office-building REIT yielding 8.0% at the time of purchase. Arden should benefit from the current economic recovery in California.

Consumer Non-Durables

Finally, the fund took advantage of the recent price weakness in consumer non-durable stocks by making a new investment in Tambrands, an industry leader in feminine hygiene products. At time of purchase, the company's common stock offered a 4.5% dividend yield and had underperformed the S&P 500 by over 20% year-to-date, due to recent earnings disappointments. Management recently announced a major corporate restructuring, which we expect could result in a resumption of favorable earnings growth and increased opportunities abroad.

Reduced Positions

During the reporting period, we reduced our holdings in certain stocks that reached our price objectives. Specifically, we sold Aetna and Cigna in the insurance industry and Baxter and Pharmacia Upjohn in the health-care sector with total-return gains ranging between 63% and 98%, over their holding periods.

*Foreign investing involves special risks, including currency fluctuations and political uncertainty. These special risk considerations are discussed in the prospectus.

On the other hand, stocks in the retailing industry generally did not perform up to expectations, due in part to a weak sales season in late 1995. One of our stocks, Kmart, came under significant financial pressure and eliminated its dividend. Because we had become increasingly concerned that the company might be forced into bankruptcy, we decided to sell our position at a loss. This allowed us to invest the proceeds in stocks we felt offered better total-return potential.

Looking forward, we will remain committed to our disciplined, value-oriented investment approach, which has produced consistent and favorable long-term results, as discussed in the Performance Summary.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


   Franklin Equity Income Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                               % of total
   Industry                              net assets
   Atlantic Richfield Co.                   2.45%
   Oil
   Texaco, Inc.                             2.32%
   Oil
   Bristol Myers Squibb                     2.21%
   Pharmaceuticals
   Penney (J.C.) Co. Inc.                   2.16%
   Retail
   GTE Corp.                                2.12%
   Telephone Utilities
   U.S. West Communications Group           2.09%
   Telephone Utilities
   NYNEX                                    2.05%
   Telephone Utilities
   Philip Morris Cos, Inc.                  2.02%
   Tobacco
   Southern New England                     1.87%
   Telecommunications
   Amoco Corp.                              1.83%
   Oil

For a complete list of portfolio holdings, please see page 60 of this report.

Performance Summary

Class I

The Franklin Equity Income Fund's Class I share price, as measured by net asset value, increased $1.22 during the reporting period, from $15.19 on October 31, 1995, to $16.41 on October 31, 1996.

In addition to distributing 64.91 cents in dividend income per share, your fund paid out 13.3 cents ($0.133) in short-term capital gains, 26.6 cents, ($0.266) in long-term capital gains, and 2.51 cents ($0.0251) in a special 1995 year-end income distribution.

Based on an annualization of October's monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $17.18 on October 31, 1996, your fund's distribution rate was 3.63%. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +15.32% for the 12-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.


   Franklin Equity Income Fund
   Class I

   Dividend Distributions 11/1/95 - 10/31/96

                                         Dividend
   Month                                 per Share
   November                              5.2 cents
   December                              7.71 cents+
   January                               5.2 cents
   February                              5.2 cents
   March                                 5.2 cents
   April                                 5.2 cents
   May                                   5.2 cents
   June                                  5.2 cents
   July                                  5.2 cents
   August                                5.2 cents
   September                             5.2 cents
   October                               5.2 cents
   Total                                64.91 cents


+The December distribution consisted of a regular dividend of 5.2 cents and a special 1995 year-end income distribution of +2.51 cents.

The graph to the right compares the performance of the fund's shares since inception, with that of the unmanaged Standard and Poor's 500 Stock Index and the U.S. Consumer Price Index (CPI). As you can see, the fund's performance exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment. Although the fund has underperformed the S&P 500 Stock Index, a general market index has some inherent performance differentials over any mutual fund. Indexes do not pay management fees to cover salaries of security analysts or portfolio managers or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indexes, mutual funds can never be 100% invested, because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT



                                                                    Since
                                                                  Inception
                                            1-Year     5-Year    (3/15/88)
Cumulative Total Return1                     15.32     88.16%     182.79%
Average Annual Total Return2                 10.10     11.51%      10.85%
Distribution Rate3                 3.63%
30-Day Standardized Yield4         3.67%


Value of $10,000 Investments5                 $11,010  $17,965   $27,010

                                1992    1993      1994      1995      1996
Fiscal Year Total Returns6      12.95%  24.10%   1.95%     14.17%    15.32%

1. Cummulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.5% initial sales charge. See Note below.
3. Distribution rate based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $17.18 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and includes the maximum 4.5% sales charge. See Note below.
6. Total return represents the change in value of an investment and excludes sales charges.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.


The Franklin Equity Income Fund's Class I shares paid per-share distributions derived from long-term capital gains of 26.6 cents ($0.266) per share in December 1995. The fund hereby designates such distributions as capital-gain dividends per Section 852(b)(3) of the Internal Revenue Code.

Performance Summary
Class II

The Franklin Equity Income Fund's Class II share price, as measured by net asset value, increased $1.19 during the reporting period, from $15.19 on October 31, 1995, to $16.38 on October 31, 1996.

In addition to distributing 55.82 cents in dividend income per share, your fund paid out 13.3 cents ($0.133) in short-term capital gains, 26.6 cents ($0.266) in long-term capital gains, and 2.05 cents ($0.0205) in a special 1995 year-end income distribution.

Based on an annualization of October's monthly dividend of 4.38 cents ($0.0438) per share, the annual dividend adjustment of -.82 cent, and the maximum offering price of $16.55 on October 31, 1996, your fund's distribution rate was 3.13%. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The fund posted a cumulative total return of +14.46% for the 12-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends, and does not include sales charges.


   Franklin Equity Income Fund
   Class II

   Dividend Distributions 11/1/95 - 10/31/96

                                         Dividend
   Month                                 per Share

   November                              4.60 cents

   December                              6.65 cents++

   January                               4.60 cents

   February                              4.65 cents

   March                                 4.64 cents

   April                                 4.66 cents

   May                                   4.66 cents

   June                                  4.66 cents

   July                                  4.38 cents

   August                                4.38 cents

   September                             4.38 cents

   October                               3.56 cents+

   Total                                55.82 cents



++The December distribution consisted of a regular dividend of 4.6 cents and a special 1995 year-end income distribution of +2.05 cents.

+The October distribution consisted of a regular dividend of 4.38 cents and an annual adjustment of -.82 cent to reconcile the 12b-1 fee differential between Classes I and II.

The graph to the right compares the performance of the fund's shares since inception, with that of the unmanaged Standard and Poor's 500 Stock Index and the U.S. Consumer Price Index (CPI). As you can see, the fund's performance has exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment. Although the fund has underperformed the S&P 500 Stock Index, a general market index has some inherent performance differentials over any mutual fund. Indexes do not pay management fees to cover salaries of security analysts or portfolio managers or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indexes, mutual funds can never be 100% invested, because they need to keep some cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the index's performance would have been lower. Please remember, an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Equity Income Fund -- Class II

Periods Ended October 31, 1996

                                                            Since
                                                          Inception

                                               1-Year     (10/2/95)
Cumulative Total Return1                       14.46%      13.76%
Average Annual Total Return2                   12.35%      22.82%
Distribution Rate3                    3.13%
30-Day Standardized Yield4            3.04%
Value of $10,000 Investment5                   $11,235     $11,167


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.
2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 1.0% initial sales charge as well as the 1.0% contingent deferred sales charge
(CDSC), applicable to shares redeemed within the first 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.38 cent per share monthly dividend, plus the annual dividend adjustment of -.82 cent, and the maximum offering price of $16.55 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and includes the maximum 1% initial sales charge and 1.0% CDSC. See Note below.
Note: All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Franklin Equity Income Fund's Class I shares paid per-share distributions derived from long-term capital gains of 26.6 cents ($0.266) per share in December 1995. The fund hereby designates such distributions as capital-gain dividends per Section 852(b)(3) of the Internal Revenue Code.



FRANKLIN ADJUSTABLE RATE SECURITIES FUND

Your Fund's Objective:
Seeks to provide a high level of current income with lower volatility of principal than a fund that invests in fixed-rate securities by investing in a portfolio of adjustable-rate securities. The Franklin Adjustable Rate Securities Fund posted a cumulative total return of +6.23% for the 12-month period ended October 31, 1996, as discussed in the Performance Summary on page 45.

A combination of slow growth and low inflation prompted the Federal Reserve Board (the Fed) to lower short-term interest rates two times in the first three months of this reporting period. By March 1996, various indicators showed increasing economic strength, which led market participants to conclude that the Fed had finished its easing cycle and had moved to a more neutral stance. Long-term interest rates rose as a consequence, leading to lower bond prices, including those of adjustable-rate mortgage securities (ARMS). In the last six months of the period, however, ARMS' prices stabilized as interest rates remained relatively steady.

More recently, continued economic strength and concerns about accompanying inflationary pressure raised the possibility that the Fed's next move would be to increase rates. The Fed's decision to leave rates alone in its September meeting caught some analysts by surprise and may signify that a small increase in rates is due by the beginning of the year. Despite this speculation, ARMS' price movements remained modest, as interest rates fluctuated within a narrow band.

Portfolio Notes

Your fund's underlying portfolio consists primarily of ARMS and other adjustable-rate securities of high quality, typically AA- and AAA-rated by national rating agencies.* At the end of the reporting period, 76.65% of the fund's portfolio was invested in securities rated AAA by rating agencies, while the remaining 23.35% consisted of AA-rated securities.


*Your fund invests a substantial amount of its assets in the Adjustable Rate Mortgage Portfolio, whose investment objective is the same as the fund's. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities.


As shown in the graph to the right, the fund's distribution rate remained competitive with the one-year Treasury bill yield. At the close of the period, your fund's distribution rate was 5.68%, which slightly outperformed the yield of the one-year Treasury bill. Of course, the value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of the Franklin Adjustable Rate Securities Fund fluctuate with market conditions. Past performance cannot guarantee future results.

ARMS' coupons reset at periodic intervals to reflect current rates, and are subject to annual caps which limit how much their coupons can change. In a relatively stable interest-rate environment, as in the last few months of the period, these securities can adjust smoothly. Over the reporting period, your fund's monthly dividend fluctuated between 3.73 cents ($0.0373) and 5.17 cents ($0.0517) per share, settling at 4.78 cents by the close of the reporting period.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We continue to watch prepayment risk closely. In a declining interest-rate environment, homeowners tend to replace their adjustable rate mortgage loans with fixed-rate mortgages to lock in a lower rate. In doing so, they eliminate a steady source of income for the lender, in this case our fund. In an effort to reduce this risk in our portfolio, we have maintained an overweighting in seasoned, non-convertible ARMS which cannot be replaced by borrowers as easily as other types of ARMS. In addition, we concentrated on Constant Maturity Treasury ARMS, which tend to be less price-sensitive in periods of fluctuating interest rates because their coupons adjust rapidly. By contrast, we remain underweighted in ARMS tied to the Eleventh District Cost of Funds Index, which tends to lag market movements.

Looking ahead, we anticipate a continuation of the current slower-growth trend and low-inflation environment. This should lead to stable interest rates, which may prove beneficial to ARMS in general. Actively positioning the fund to perform well in this environment, we continue to focus on maintaining stability of principal while generating a yield competitive with short-term alternatives. We have always maintained a long-term investment perspective and encourage our shareholders to do the same. While the fund may experience occasional short-term volatility, we believe its performance should be rewarding over the long term.


   Franklin Adjustable Rate Securities Fund
   Dividend Distributions (11/1/95 - 10/31/96)

                                          Dividend
                                           Amount

   Month                                  Per Share

   November                              3.73 cents

   December                              4.48 cents

   January                               5.17 cents

   February                              4.81 cents

   March                                 4.47 cents

   April                                 4.73 cents

   May                                   4.17 cents

   June                                  4.09 cents

   July                                  4.81 cents

   August                                4.40 cents

   September                             4.85 cents

   October                               4.78 cents

   Total                                54.49 cents



Performance Summary

The Franklin Adjustable Rate Securities Fund's share price, as measured by net asset value, increased 5 cents ($0.05) to $9.87 on October 31, 1996, from $9.82 on October 31, 1995.

At the close of the reporting period, your fund's distribution rate was 5.68%, based on an annualization of October's 4.78 cent ($0.0478) per share monthly dividend and the maximum offering price of $10.10 on October 31, 1996.

Based on a hypothetical $10,000 investment, the graph to the right shows that your fund's total return slightly underperformed both the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-Month CD Index.** The performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its total return would have been lower. Of course, unmanaged market indices have inherent performance differentials when compared to any fund. For example, they do not pay commissions or market spreads to buy and sell securities, nor do they pay management fees to cover salaries. Also, unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares. The securities held by the Lehman Brothers index generally have longer maturities than those held by the fund, and do not contain a mortgage component. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

**Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities, with maturities from one to two years.

Franklin Adjustable Rate Securities Fund

Periods Ended October 31, 1996

                                                                      Since
                                                                    Inception

                                              1-Year     3-Year    (12/26/91)
Cumulative Total Return1                       6.23%     15.40%      27.58%
Average Annual Total Return2                   3.80%      4.10%       4.66%
Distribution Rate3                   5.68%
30-Day Standardized Yield4           5.53%

1. Cumulative total returns reflect the change in value of an investment over the periods indicated and do not include the current, maximum 2.25% initial sales charge. See note below.
2. Average annual total returns represent the average annual change in value of an investment over the periods indicated, and include the current, maximum 2.25% initial sales charge. See note below.
3. Based on an annualization of the fund's current 4.78 cent per share monthly dividend and the maximum offering price of $10.10 on October 31, 1996.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1996. Note:
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results. Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, is voluntarily waiving a portion of its fees, which reduces expenses and increases distribution rate, yield, and total return to shareholders. Without these reductions, the fund's total return and distribution rate would have been somewhat lower, and the yield for the period would have been 5.46%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.






Glossary

Terms

Maturity: The date when a debt instrument is due and payable. For example, a bond that reaches maturity on January 1, 2000, should return the bondholder's principal and make the final interest payment on that date.

Book Value: The difference between a company's assets and liabilities. Dividing book value by the number of common shares outstanding results in the book value per share.

Price/Book Value: Ratio of a stock's price to its book value per share. A stock that has a low price/book value ratio may be under-priced and thus a good value.

Normalized Earnings: Earnings, either past or future, that are adjusted for cyclical ups and downs in the economy. Analysts refer to normalized earnings if a company's current earnings are below or above its long-term trend.

Dividend Yield: Rate of dividend return paid on a stock, calculated by dividing the annual dividend by the stock price.

Price/Earnings (P/E) Ratio: Price of a stock divided by the company's earnings per share. For instance, if a stock sold for $40 a share and the company earned $2 per share last year, the stock has a trailing P/E of 20. Companies with a P/E greater than 20 tend to be young, faster-growing companies, while low P/E companies tend to be in mature industries or established blue-chip firms. P/E is often used to demonstrate how expensive a stock is, i.e., how much investors are willing to pay for a company's earnings.

Indexes

Goldman Sachs Convertible 100: Index of 100 bonds that are convertible to stocks.

JP Morgan Global Government Bond Index: Includes only actively traded fixed-rate bonds with a remaining maturity of at least one year. The index is in U.S. dollars, and foreign exchange rates are taken at 5 p.m. London time.

Lehman Brothers Short U.S. Government 1-2 Year Index: Includes fixed-rate debt rated investment grade or higher by Moody's, Standard and Poor's or Fitch, in that order. All issues have at least one to two years to maturity and an outstanding par value of at least $100 million for U.S. government issues.

Lehman Brothers Government/Corporate Bond Index: Includes fixed-rate debt rated investment grade or higher by Moody's, Standard and Poor's or Fitch. Debt is issued by the U.S. government and its agencies, as well as by domestic corporations. The index also includes foreign dollar-denominated securities.

Salomon Brothers World Government Hedged Index: Currency-hedged index that uses rolling one-month forward exchange contracts as hedging instruments. Total return is in U.S. dollars.

Standard and Poor's 500(R) (S&P 500(R)): Consists of 500 widely held common stocks within four sectors (industrials, utilities, financial and transportation). This index, calculated by Standard and Poor's, is a total-return index with dividends reinvested.








FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996


                  Face                                                                                  Value
 Country*        Amount         Franklin Global Government Income Fund                                (Note 1)
                                Bonds, Notes, Bills & Debentures 96.0%

                                Argentina 4.9%
    US            2,500,000     bHidroelectrica Alicura, SA, 8.375%, 03/15/99 ..................   $   2,434,375
    AR            1,965,000     gRepublic of Argentina, 10.95%, 11/01/99 .......................       2,049,741
    AR            2,455,000     gRepublic of Argentina, 8.375%, 12/20/03 .......................       2,181,881
    AR              505,000     gRepublic of Argentina, Series L, VRN, 5.25%, 03/31/23 .........         301,106
                                                                                                   -------------
                                                                                                       6,967,103
                                                                                                   -------------
                                Australia 9.5%
    AU           14,010,000     gRepublic of Australia 12.00%, 11/15/01 ........................      13,403,375
                                                                                                   -------------
                                Brazil 3.0%
    BR            4,370,000     gBrazil Government, 6.50%, 04/15/24 ............................       3,225,606
    BR            1,450,000     gGovernment of Brazil, cvt., Series L, FRN, 6.875%, 04/15/12 ...       1,039,469
                                                                                                   -------------
                                                                                                       4,265,075
                                                                                                   -------------
                                Canada 11.9%
    CA           15,000,000     gGovernment of Canada, 9.50%, 10/01/98 .........................      12,239,978
    CA            5,000,000     gGovernment of Canada, 9.50%, 06/01/10 .........................       4,633,228
                                                                                                   -------------
                                                                                                      16,873,206
                                                                                                   -------------
                                Denmark 4.3%
    DK            9,689,000     gGovernment of Denmark, 8.00%, 05/15/03 ........................       1,817,781
    DK           22,750,000     gKingdom of Denmark, 8.00%, 11/15/01 ...........................       4,285,806
                                                                                                   -------------
                                                                                                       6,103,587
                                                                                                   -------------
                                Germany 2.2%
    DD            4,115,000     gFederal Republic of Germany, 8.00%, 07/22/02 ..................       3,075,444
                                                                                                   -------------
                                Irish Republic   1.2%
    IE            1,070,000     gRepublic of Ireland, 6.25%, 10/18/04 ..........................       1,692,609
                                                                                                   -------------
                                Italy 12.4%
    IT        2,725,000,000     gBuoni Poliennali Del Tes, 10.50%, 11/01/00 ....................       1,986,136
    IT        7,785,000,000     gBuoni Poliennali Del Tes, 10.50%, 09/01/05 ....................       5,866,671
    IT       10,075,000,000     gGovernment of Italy, 10.50%, 07/15/00 .........................       7,305,034
    IT            1,200,000     gGovernment of Italy, 10.50%, 04/28/14 .........................       2,320,708
                                                                                                   -------------
                                                                                                      17,478,549
                                                                                                   -------------
                                Mexico 4.5%
    US            6,170,000     United Mexican States, 9.75%, 02/06/01 .........................       6,301,113
                                                                                                   -------------
                                New Zealand 3.1%
    NZ            5,600,000     gGovernment of New Zealand, 10.00%, 03/15/02 ...................       4,430,344
                                                                                                   -------------
                                South Africa 0.4%
    ZA            3,350,000     gEscom, 11.00%, 06/01/08 .......................................         524,981
                                                                                                   -------------
                                Spain 7.4%
    ES          365,000,000     gGovernment of Spain, 11.60%, 01/15/97 .........................     $ 2,872,342
    ES          523,990,000     gGovernment of Spain, 12.25%, 03/25/00 .........................       4,757,572
    ES          307,900,000     gGovernment of Spain, 11.30%, 01/15/02 .........................       2,828,158
                                                                                                   -------------
                                                                                                      10,458,072
                                                                                                   -------------
                                Sweden 3.0%
    SE            9,700,000     gGovernment of Sweden, 6.00%, 02/09/05 .........................       1,359,565
    SE            7,700,000     gKingdom of Sweden, 10.25%, 05/05/03 ...........................       1,376,263
    SE            7,800,000     gSweden Kingdom, 13.00%, 06/15/01 ..............................       1,482,510
                                                                                                   -------------
                                                                                                       4,218,338
                                                                                                   -------------
                                United Kingdom  7.5%
    GB            1,910,000     gUnited Kingdom, 12.00%, 11/20/98 ..............................       3,411,077
    GB            1,950,000     gUnited Kingdom, 10.25%, 11/22/99 ..............................       3,454,738
    GB            2,010,000     gUnited Kingdom, 10.00%, 09/08/03 ..............................       3,722,580
                                                                                                   -------------
                                                                                                      10,588,395
                                                                                                   -------------
                                United States 20.7%
    US            3,620,000     U.S. Treasury Bonds, 6.375%, 08/15/02 ..........................       3,661,304
    US           18,440,000     U.S. Treasury Notes, 6.125%, 07/31/00 ..........................      18,509,150
    US            7,050,000     U.S. Treasury Notes, 6.25%, 08/31/00 ...........................       7,104,003
                                                                                                   -------------
                                                                                                      29,274,457
                                                                                                   -------------
                                      Total Long Term Investments (Cost $134,647,851)...........     135,654,648
                                                                                                   -------------
                                cReceivables from Repurchase Agreements0.5%
    US              710,000     Bank of America, 5.52%, 11/01/96 (Maturity Value $712,783)
                                 (Cost $704,000)
                                  Collateral: U.S. Treasury Notes, 6.00%, 12/31/97 .............         704,000
                                                                                                   -------------
                                          Total Investments (Cost $135,351,851)96.5% ...........     136,358,648
                                          Other Assets and Liabilities, Net3.5% ................       4,967,052
                                                                                                   -------------
                                          Net Assets100.0% .....................................    $141,325,700
                                                                                                   =============


                                At October 31, 1996, the net unrealized
                                 appreciation based on the cost of investments
                                 for income tax purposes of $135,351,851 was as
                                 follows:
                                  Aggregate gross unrealized appreciation for all investments in
                                   which there was an excess of value over tax cost.............    $  3,292,073
                                  Aggregate gross unrealized depreciation for all investments in
                                 which there was an excess of tax cost over value...............      (2,285,276)
                                                                                                   -------------
                                  Net unrealized appreciation...................................     $ 1,006,797
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
FRN   - Floating Rate Notes
VRN   - Variable Rate Notes

COUNTRY LEGEND:
AR   - Argentina
AU   - Australia
BR   - Brazil
CA   - Canada
DD -   Germany
DK -   Denmark
ES -   Spain
GB -   United Kingdom
IE -   Irish Republic
IT -   Italy
MX -   Mexico
NZ -   New Zealand
SE -   Sweden
US -   United States
ZA -   South Africa

*Securities traded in currency of country indicated and valued in U.S. dollars. bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for repurchase agreements is for the underlying collateral.
gFace amount is stated in foreign currency.

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996




    Face         Franklin Short-Intermediate                                                             Value
   Amount        U.S. Government Securities Fund                                                       (Note 1)
                 U.S. Government Securities 98.6%
 $25,000,000     U.S. Treasury Notes, 7.50%, 11/15/01 ...........................................  $  26,473,621
  31,000,000     U.S. Treasury Notes, 5.875%, 06/30/00 ..........................................     30,854,702
  26,000,000     U.S. Treasury Notes, 6.00%, 08/15/99 ...........................................     26,081,250
  11,000,000     U.S. Treasury Notes, 6.50%, 04/30/99 ...........................................     11,169,300
  23,000,000     U.S. Treasury Notes, 6.375%, 01/15/99 ..........................................     23,273,125
  70,000,000     U.S. Treasury Notes, 6.875%, 02/28/97 ..........................................     70,371,833
   5,000,000     U.S. Treasury Notes, 6.75%, 02/28/97 ...........................................      5,025,000
                                                                                                   -------------
                       Total U.S. Government Securities (Cost $190,946,708)......................    193,248,831
                                                                                                   -------------
                 c,dReceivables from Repurchase Agreements 0.2%
     427,124     Joint Repurchase Agreement, 5.529%, 11/01/96 (Maturity Value $428,953)
                  (Cost $428,887)
                   B.A. Securities, Inc., (Maturity Value $50,795)
                    Collateral: U.S. Treasury Bills, 03/06/97
                 U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                   Bear, Stearns & Co., Inc., (Maturity Value $50,795)
                    Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                   B.T. Securities Corp., (Maturity Value $38,096)
                    Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                   CIBC Wood Gundy Securities Corp., (Maturity Value $38,096)
                    Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $50,795)
                    Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                   Fuji Securities, Inc., (Maturity Value $44,445)
                    Collateral: U.S. Treasury Bills, 02/06/97
                 U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                   Lehman Brothers, Inc., (Maturity Value $50,795)
                    Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                   SBC Warburg, Inc., (Maturity Value $3,546)
                    Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                   The Nikko Securities Co. International, Inc., (Maturity Value $50,795)
                    Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                   UBS Securities, L.L.C., (Maturity Value $50,795)
                    Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00 ........        428,887
                                                                                                   -------------
                           Total Investments (Cost $191,375,595)98.8%............................    193,677,718
                           Other Assets and Liabilities, Net1.2% ................................      2,364,078
                                                                                                   -------------
                           Net Assets100.0% .....................................................   $196,041,796
                                                                                                   =============



                 At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $191,375,595 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost .................................................    $ 2,302,123
                   Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value .................................................             --
                                                                                                   -------------
                   Net unrealized appreciation ..................................................  $   2,302,123
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
cFace amount for repurchase agreements is for the underlying collateral. dSee Note 1(h) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996




                                                                                                        Value
   Shares         Franklin Convertible Securities Fund                                                (Note 1)
                  Common Stocks 3.0%
                  Chemicals
       1,428      Millennium Chemicals, Inc. ...................................................       $  28,917
                                                                                                   -------------
                  Conglomerates 0.1%
      20,000      Hanson, Plc., Sponsored ADR...................................................         127,500
                                                                                                   -------------
                  Electronics 0.4%
      10,000      aBay Networks, Inc. ..........................................................         202,500
      15,000      aDII Group, Inc. .............................................................         330,000
                                                                                                   -------------
                                                                                                         532,500
                                                                                                   -------------
                  Health Care 0.2%
      20,000      aU.S. Diagnostic Labs, Inc. ..................................................         240,000
                                                                                                   -------------
                  Media & Broadcasting 0.7%
     115,000      aAll American Communications, Inc.............................................       1,020,625
                                                                                                   -------------
                  Retail 1.2%
      75,000      aKmart Corp. .................................................................         731,250
      90,000      aMichaels Stores, Inc. .......................................................         911,250
                                                                                                   -------------
                                                                                                       1,642,500
                                                                                                   -------------
                  Tobacco
       5,000      Imperial Tobacco Group, Plc., ADR ............................................          58,354
                                                                                                   -------------
                  Transportation 0.4%
      40,000      aFritz Cos., Inc. ............................................................         640,000
                                                                                                   -------------
                        Total Common Stocks (Cost $3,855,396) ..................................       4,290,396
                                                                                                   -------------
                  Convertible Preferred Stocks20.1%
                  Cable Systems 0.4%
      30,000      Cablevision Systems Corp., 8.50% cvt. pfd., Series I .........................         611,250
                                                                                                   -------------
                  Computers 1.5%
      20,000      bVanstar Financing Trust, 6.75% cvt. pfd. ....................................       1,040,000
      20,000      bWang Laboratories, Inc., 6.50% cvt. pfd., Series B ..........................       1,060,000
                                                                                                   -------------
                                                                                                       2,100,000
                                                                                                   -------------
                  Conglomerates 0.6%
      60,000      bWestinghouse Electric Co., $1.30 cvt. pfd., Series C.........................         937,500
                                                                                                   -------------
                  Energy 2.1%
      35,000      bDevon Financing Trust, $3.25 cvt. pfd. ......................................       2,218,125
      30,000      Enron Corp., 6.25% cvt. pfd. .................................................         735,000
                                                                                                   -------------
                                                                                                       2,953,125
                                                                                                   -------------

                  Financial Services 1.3%
      35,000      Wendy's Financing I, 5.00% cvt. pfd., Series A................................     $ 1,780,625
                                                                                                   -------------
                  Media & Broadcasting 2.2%
     315,000      Triathlon Broadcasting, 9.00% cvt. pfd........................................       3,150,000
                                                                                                   -------------
                  Metals & Mining 1.0%
      13,100      Armco, Inc., $3.625 cvt. pfd., Series A ......................................         569,850
       7,500      Cyprus Amax Minerals Co., $4.00 cvt. pfd., Series A ..........................         400,313
      10,000      WHX Corp., 6.50% cvt. pfd., Series A .........................................         387,500
                                                                                                   -------------
                                                                                                       1,357,663
                                                                                                   -------------
                  Oil & Gas 0.3%
       1,949      Patina Oil & Gas Corp., 7.125% cvt. pfd. .....................................          53,598
      15,000      Snyder Oil Corp., $1.50 cvt. pfd. ............................................         339,375
                                                                                                   -------------
                                                                                                         392,973
                                                                                                   -------------
                  Real Estate Investment Trusts 1.7%
      40,000      FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A .........................       1,045,000
      20,000      Oasis Residential, Inc., $2.25 cvt. pfd., Series A ...........................         480,000
      35,000      Security Capital Pacific Trust, $1.75 cvt. pfd., Series A ....................         940,625
                                                                                                   -------------
                                                                                                       2,465,625
                                                                                                   -------------
                  Retail 0.7%
      20,000      Kmart Financing, 7.75% cvt. pfd. .............................................         950,000
                                                                                                   -------------
                  Savings & Loans 0.4%
       7,900      Roosevelt Financial Group, $3.25 cvt. pfd. ...................................         507,575
                                                                                                   -------------
                  Telecommunications 4.6%
      80,600      CoIntel, 7.00% cvt. pfd.  ....................................................       3,949,400
      67,600      Nortel Inversora, SA, 10.00% cvt. pfd., MEDS .................................       2,589,925
                                                                                                   -------------
                                                                                                       6,539,325
                                                                                                   -------------
                  Tobacco 2.0%
     500,000      RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C ......................       2,812,500
                                                                                                   -------------
                  Utilities 1.3%
      40,000      Citizens Utility Co., 5.00% cvt. pfd. ........................................       1,920,000
                                                                                                   -------------
                        Total Convertible Preferred Stocks (Cost $28,687,162) ..................      28,478,161
                                                                                                   -------------
                  Convertible Bonds 63.4%
                  Commercial Services 4.8%
     750,000      eNational Data Corp., cvt. sub. notes, 5.00%, 11/01/03 .......................         750,000
     650,000      Protection One, Inc., cvt. senior sub. notes, 6.75%, 09/15/03 ................         620,750
     750,000      bThermo TerraTech, Inc., cvt. sub. notes, 4.625%, 05/01/03 ...................         693,750
                  Commercial Services (cont.)
 $ 4,500,000      bU.S. Office Products Co., cvt. sub. notes, 5.50%, 02/01/01 ..................     $ 4,010,625
     600,000      bYouth Services International, Inc., cvt. sub. deb., 7.00%, 02/01/06 .........         750,000
                                                                                                   -------------
                                                                                                       6,825,125
                                                                                                   -------------
                  Computers 0.5%
     750,000      bApple Computer, Inc., cvt. sub. notes, 6.00%, 06/01/01 ......................         768,750
                                                                                                   -------------
                  Conglomerates 1.2%
     500,000      ALFA, SA, de C.V., cvt. sub. notes, 8.00%, 09/15/00 ..........................         532,500
   1,000,000      bThermo Electron Corp., cvt. sub. deb., 4.25%, 01/01/03 ......................       1,126,250
                                                                                                   -------------
                                                                                                       1,658,750
                                                                                                   -------------
                  Electronics 16.8%
   1,100,000      bAltera Corp., cvt. sub. notes, 5.75%, 06/15/02 ..............................       1,487,750
     750,000      Analog Devices, cvt. sub. notes, 3.50%, 12/01/00 .............................         875,625
   2,200,000      bBay Networks, Inc., cvt. sub. deb., 5.25%, 05/15/03 .........................       1,938,750
     750,000      bDiagnostic Retrieval Systems, cvt. senior sub. deb., 9.00%, 10/01/03 ........         945,000
   4,000,000      bDovatron International, Inc., cvt. sub notes, 6.00%, 10/15/02 ...............       3,675,000
     950,000      EMC Corp., cvt. sub. notes, 4.25%, 01/01/01 ..................................       1,282,500
   1,850,000      Motorola, Inc., cvt. sub. deb., (original accretion rate 6.00%), 0.00%, 09/27/13     1,258,000
   2,500,000      Park Electrochemical Corp., cvt. sub. notes, 5.50%, 03/01/06 .................       2,093,750
   2,500,000      bQuantum Corp., cvt. sub. notes, 5.00%, 03/01/03 .............................       2,759,375
   3,000,000      bSolectron Corp., cvt. sub. notes, 6.00%, 03/01/06 ...........................       3,255,000
   4,500,000      bXilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ..............................       4,275,000
                                                                                                   -------------
                                                                                                      23,845,750
                                                                                                   -------------
                  Entertainment 0.7%
   1,000,000      bImax Corp., cvt. deb., 5.75%, 04/01/03 ......................................         985,000
                                                                                                   -------------
                  Environmental Services 0.9%
   1,000,000      bUnited Waste Systems, Inc., cvt. sub. notes, 14.50%, 06/01/01 ...............       1,215,000
                                                                                                   -------------
                  Financial Services 4.2%
   1,750,000      Leasing Solutions, Inc., cvt. sub. notes, 6.875%, 10/01/03 ...................       1,944,688
   2,000,000      Mitsubishi Bank, Ltd., cvt. company guaranteed, 3.00%, 11/30/02 ..............       2,182,500
     600,000      bPeregrine Investment Finance, cvt. company guaranteed, 4.50%, 12/01/00 ......         519,000
   1,500,000      PIV Investment Finance, cvt. company guaranteed, 4.50%, 12/01/00 .............       1,297,500
                                                                                                   -------------
                                                                                                       5,943,688
                                                                                                   -------------
                  Food & Beverages 1.8%
   1,000,000      Chock Full O'Nuts, cvt. deb., 7.00%, 04/01/12 ................................         835,000
   1,500,000      bGrand Metropolitan, Plc., cvt. unsub. notes, 6.50%, 01/31/00 ................       1,766,250
                                                                                                   -------------
                                                                                                       2,601,250
                                                                                                   -------------
                  Forest & Paper Products 0.7%
$  1,000,000      bSappi BVI Finance, Ltd., cvt. company guaranteed, 7.50%, 08/01/02 ...........      $  932,500
                                                                                                   -------------
                  Health Care 6.8%
   2,000,000      Alza Corp., cvt. sub. notes, (original accretion rate 4.62%), 0.00%, 07/14/14          830,000
   2,000,000      bHealthsource, Inc., cvt. sub. notes, 5.00%, 03/01/03 ........................       1,585,000
   1,500,000      bNabi, Inc., cvt. sub. notes, 6.50%, 02/01/03 ................................       1,417,500
   1,000,000      bRoTech Medical Corp., cvt. sub. deb., 5.25%, 06/01/03 .......................         835,000
   2,000,000      bSandoz Capital BVI, Ltd., cvt. company guaranteed, 2.00%, 10/06/02 ..........       2,202,500
   1,855,000      bU.S. Diagnostic Labs, Inc., cvt. sub. deb., 9.00%, 03/31/03 .................       2,791,775
                                                                                                   -------------
                                                                                                       9,661,775
                                                                                                   -------------
                  Home Appliances 0.5%
   1,750,000      Whirlpool Corp., cvt. deb., LYONs, (original accretion rate 7.00%), 0.00%, 05/14/11    658,438
                                                                                                   -------------
                  Industrial Services3.7%
   2,000,000      Cooper Industries, Inc., cvt. sub. notes, 7.05%, 01/01/15 ....................       2,120,000
   1,050,000      Mercury Air Group, Inc., cvt. sub. deb., 7.75%, 02/01/06 .....................       1,074,937
     100,000      Raymond Corp., cvt. sub. deb., 6.50%, 12/15/03 ...............................         113,750
   1,100,000      Robbins & Myers, Inc., cvt. sub. notes, 6.50%, 09/01/03 ......................       1,138,500
     800,000      bThermo Instrument Systems, Inc., cvt. deb., 4.50%, 10/15/03 .................         801,000
                                                                                                   -------------
                                                                                                       5,248,187
                                                                                                   -------------
                  Lodging 1.9%
   1,000,000      HFS, Inc., cvt. senior notes, 4.75%, 03/01/03 ................................       1,290,000
   1,250,000      Hilton Hotels Corp., cvt. sub. notes, 5.00%, 05/15/06 ........................       1,387,500
                                                                                                   -------------
                                                                                                       2,677,500
                                                                                                   -------------
                  Media & Broadcasting 2.0%
   2,550,000      bAll American Communications, Inc., cvt. deb., 6.50%, 10/01/03 ...............       2,664,750
     500,000      Jacor Communications, Inc., cvt. senior notes, (original accretion rate 5.50%), 0.00%,
                   06/12/11 ....................................................................         226,250
                                                                                                   -------------
                                                                                                       2,891,000
                                                                                                   -------------
                  Metals & Mining 1.1%
   1,750,000      Ashanti Capital, Ltd., cvt. notes, 5.50%, 03/15/03 ...........................       1,557,500
                                                                                                   -------------
                  Oil & Gas 2.6%
   1,300,000      Baker Hughes, Inc., cvt. notes, (original accretion rate 3.01%), 0.00%, 05/05/08       966,874
   1,000,000      Nabors Industries, Inc., cvt. sub. notes, 5.00%, 05/15/06 ....................       1,145,000
   1,250,000      bPogo Producing Co., cvt. sub. notes, 5.50%, 06/15/06 ........................       1,512,500
                                                                                                   -------------
                                                                                                       3,624,374
                                                                                                   -------------

                  Real Estate Investment Trusts 3.9%
$  2,605,000      Liberty Property Trust, cvt. sub. deb., 8.00%, 07/01/01 ......................     $ 2,813,400
   2,500,000      OMEGA Healthcare Investors, Inc., cvt. sub. deb., 8.50%, 02/01/01 ............       2,675,000
                                                                                                   -------------
                                                                                                       5,488,400
                                                                                                   -------------
                  Restaurants 0.4%
     500,000      HomeTown Buffet, cvt. sub. notes, 7.00%, 12/01/02 ............................         573,750
                                                                                                   -------------
                  Retail 6.0%
   1,850,000      Men's Wearhouse, Inc., cvt. sub. notes, 5.25%, 03/01/03 ......................       1,655,750
   3,000,000      Michaels Stores, Inc., cvt. sub. notes, 6.75%, 01/15/03 ......................       2,100,000
   1,500,000      Pier 1 Imports, Inc., cvt. sub. notes, 5.75%, 10/01/03 .......................       1,515,000
     100,000      bStaples, Inc., cvt. sub. deb., 4.50%, 10/01/00 ..............................         108,750
   1,500,000      bSunglass Hut International, Inc., cvt. sub. notes, 5.25%, 06/15/03 ..........       1,149,374
   2,000,000      bThe Sports Authority, Inc., cvt. sub. notes, 5.25%, 09/15/01 ................       1,990,000
                                                                                                   -------------
                                                                                                       8,518,874
                                                                                                   -------------
                  Savings & Loans 0.9%
   1,150,000      BankAtlantic Bancorp, Inc., cvt. sub. deb., 6.75%, 07/01/06 ..................       1,265,000
                                                                                                   -------------
                  Telecommunications 0.9%
   4,000,000      U.S. Cellular Corp., cvt. notes, (original accretion rate 6.00%), 0.00%, 06/15/15    1,330,000
                                                                                                   -------------
                  Veterinary Services 1.1%
   2,000,000      Veterinary Centers of America, Inc., cvt. sub. deb., 5.25%, 05/01/06 .........       1,630,000
                                                                                                   -------------
                        Total Convertible Bonds (Cost $86,225,471)..............................      89,900,611
                                                                                                   -------------
                  Non-Convertible Bonds3.1%
                  Media & Broadcasting1.8%
   2,500,000      bAll American Communications, Inc., senior sub. notes, 10.875%, 10/15/01 .....       2,487,500
                                                                                                   -------------
                  Retail 0.6%
   1,000,000      Michaels Stores, Inc., senior notes, 10.875%, 06/15/06 .......................         880,000
                                                                                                   -------------
                  Savings & Loans 0.7%
   1,000,000      Ocwen Financial Corp., notes, 11.875%, 10/01/03 ..............................       1,065,000
                                                                                                   -------------
                        Total Non-Convertible Bonds (Cost $4,380,000)...........................       4,432,500
                                                                                                   -------------
                        Total Long Term Investments (Cost $123,148,029).........................     127,101,668
                                                                                                   -------------
                  c,dReceivables from Repurchase Agreements9.6%
  13,493,086      Joint Repurchase Agreement, 5.529%, 11/01/96, (Maturity Value $13,554,876)
                   (Cost $13,552,795)
                    B. A. Securities, Inc., (Maturity Value $1,605,112)
                     Collateral: U.S. Treasury Bills, 03/06/97
                  U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                    Bear, Stearns & Co., Inc., (Maturity Value $1,605,112)
                     Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                    B.T. Securities Corp., (Maturity Value $1,203,834)
                     Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                    CIBC Wood Gundy Securities Corp., (Maturity Value $1,203,834)
                     Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,605,112)
                     Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                    Fuji Securities, Inc., (Maturity Value $1,404,473)
                     Collateral: U.S. Treasury Bills, 02/06/97
                  U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                    Lehman Brothers, Inc., (Maturity Value $1,605,112)
                     Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                    SBC Warburg, Inc., (Maturity Value $112,063)
                     Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                    The Nikko Securities Co. International, Inc., (Maturity Value $1,605,112)
                     Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                    UBS Securities L.L.C., (Maturity Value $1,605,112)
                     Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00 ......   $  13,552,795
                                                                                                   -------------
                            Total Investments (Cost $136,700,824)99.2%..........................     140,654,463
                            Other Assets and Liabilities, Net0.8 %..............................       1,157,995
                                                                                                   -------------
                            Net Assets100.0% ...................................................    $141,812,458
                                                                                                   =============


                  At October 31, 1996, the net unrealized appreciation based on the cost of investment for income tax purposes of
                   $136,942,999 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ...............................................     $ 7,201,185
                    Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ...............................................      (3,489,721)
                                                                                                   -------------
                    Net unrealized appreciation ................................................     $ 3,711,464
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
LYONs   - Liquid Yield Option Notes
MEDS - Mandatorially Exchangeable Debt Security aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1(h) regarding joint repurchase agreement.
eSee Note (i) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996



                                                                                                        Value
   Shares     Franklin Adjustable U.S. Government Securities Fund                                     (Note 1)
              Mutual Funds 100.1%


 42,420,398   U.S. Government ARM Portfolio (Note 1) ...........................................    $397,479,127
                                                                                                   -------------
                        Total Investments (Cost $426,650,050)100.1% ............................     397,479,127
                        Liabilities in Excess of Other Assets(0.1)% ............................        (400,743)
                                                                                                   -------------
                        Net Assets100.0% .......................................................    $397,078,384
                                                                                                   =============



              At October 31, 1996, the net unrealized depreciation based on the cost of investments for income tax purposes of $426,822,022 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost .................................................             $--
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value .................................................     (29,342,895)
                                                                                                   -------------
                Net unrealized depreciation ....................................................   $ (29,342,895)
                                                                                                   =============


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996


                                                                                                        Value
   Shares        Franklin Equity Income Fund                                                          (Note 1)
                 Common Stocks 87.2%

                 Chemicals 2.8%
      80,000     Chemed Corp. ..................................................................     $ 3,120,000
      50,000     Dow Chemical Co. ..............................................................       3,887,500
      22,249     Millennium Chemicals, Inc. ....................................................         450,542
                                                                                                   -------------
                                                                                                       7,458,042
                                                                                                   -------------
                 Conglomerates 1.8%
     351,500     Hanson, Plc., Sponsored ADR....................................................       2,240,813
     139,900     Ogden Corp. ...................................................................       2,535,688
                                                                                                   -------------
                                                                                                       4,776,501
                                                                                                   -------------
                 Consumer Products3.1%
      91,500     American Brands, Inc. .........................................................       4,369,125
      93,100     Tambrands, Inc. ...............................................................       3,968,388
                                                                                                   -------------
                                                                                                       8,337,513
                                                                                                   -------------
                 Financial Services6.5%
      48,300     bChristiania Bank Og Kreditkasse, ADR .........................................       1,325,135
     454,000     fChristiania Bank Og Kreditkasse (Norway) .....................................       1,245,571
     100,000     Great Western Financial Corp. .................................................       2,800,000
      30,500     Morgan (J.P.) & Co., Inc. .....................................................       2,634,438
      70,000     National City Corp. ...........................................................       3,036,250
      37,800     bNordbanken AB, Sponsored ADR .................................................       1,990,382
      21,200     fNordbanken AB (Sweden)........................................................         558,149
      98,300     PNC Bank Corp. ................................................................       3,563,375
                                                                                                   -------------
                                                                                                      17,153,300
                                                                                                   -------------
                 Industrial Services0.7%
      49,200     Cooper Industries, Inc. .......................................................       1,980,300
                                                                                                   -------------
                 Insurance3.7%
     140,000     IPC Holdings, Ltd. ............................................................       3,010,000
      85,500     Lincoln National Corp. ........................................................       4,146,750
      67,500     fScor, SA (France).............................................................       2,594,757
                                                                                                   -------------
                                                                                                       9,751,507
                                                                                                   -------------
                 Oil-Integrated15.8%
      64,000     Amoco Corp. ...................................................................       4,848,000
      49,000     Atlantic Richfield Co. ........................................................       6,492,500
      69,900     Chevron Corp. .................................................................       4,595,925
      49,700     Exxon Corp. ...................................................................       4,404,663
      29,800     Mobil Corp. ...................................................................       3,479,150
     105,400     Occidental Petroleum Corp. ....................................................       2,582,300
                 Oil-Integrated (cont.)
      15,200     Royal Dutch Petroleum Co., New York Shares, ADR ...............................     $ 2,513,700
      60,500     Texaco, Inc. ..................................................................       6,148,313
      74,900     Ultramar Corp. ................................................................       2,144,013
     202,200     YPF, SA, ADR ..................................................................       4,600,050
                                                                                                   -------------
                                                                                                      41,808,614
                                                                                                   -------------
                 Paper & Forest Products4.6%
     245,000     bPortucel Industrial, SA ......................................................       1,509,543
      96,000     Potlatch Corp. ................................................................       4,104,000
      67,000     Union Camp Corp. ..............................................................       3,266,250
      70,000     Weyerhaeuser Co. ..............................................................       3,211,250
                                                                                                   -------------
                                                                                                      12,091,043
                                                                                                   -------------
                 Pharmaceuticals3.8%
      20,000     American Home Products Corp. ..................................................       1,225,000
      55,300     Bristol-Myers Squibb Co. ......................................................       5,847,975
      91,200     Glaxo Wellcome, Plc., Sponsored ADR ...........................................       2,872,800
                                                                                                   -------------
                                                                                                       9,945,775
                                                                                                   -------------
                 Publishing1.3%
      60,900     Dun & Bradstreet Corp. ........................................................       3,524,588
                                                                                                   -------------
                 Real Estate Investment Trusts5.8%
      90,200     Arden Realty Group, Inc. ......................................................       2,040,775
     103,300     Equity Residential Properties Trust ...........................................       3,796,275
     125,000     Felcor Suite Hotels, Inc.......................................................       4,093,750
      90,000     Highwoods Properties, Inc. ....................................................       2,587,500
      83,000     Oasis Residential, Inc. .......................................................       1,763,750
      43,800     Simon DeBartolo Group, Inc. ...................................................       1,155,225
                                                                                                   -------------
                                                                                                      15,437,275
                                                                                                   -------------
                 Retail2.1%
     109,000     Penney (J.C.) Co., Inc. .......................................................       5,722,500
                                                                                                   -------------
                 Steel2.0%
      89,500     British Steel, Plc., Sponsored ADR ............................................       2,461,250
      89,000     Carpenter Technology Corp. ....................................................       2,903,625
                                                                                                   -------------
                                                                                                       5,364,875
                                                                                                   -------------
                 Telecommunications10.2%
      29,400     BellSouth Corp.  ..............................................................       1,198,050
      26,700     British Telecommunications, Plc., Sponsored ADR ...............................       1,538,587
     133,500     GTE Corp. .....................................................................       5,623,687
     150,000     Hong Kong Telecommunications, Ltd., Sponsored ADR .............................       2,643,750
                 Telecommunications (cont.)
     122,100     NYNEX Corp. ...................................................................     $ 5,433,450
     132,800     Southern New England Telecommunications Corp. .................................       4,946,800
     182,800     US West Communications Group ..................................................       5,552,550
                                                                                                   -------------
                                                                                                      26,936,874
                                                                                                   -------------
                 Tobacco3.9%
      77,875     Imperial Tobacco Group, Plc., ADR..............................................         908,856
      57,700     Philip Morris Cos., Inc. ......................................................       5,344,463
     139,000     UST, Inc. .....................................................................       4,013,625
                                                                                                   -------------
                                                                                                      10,266,944
                                                                                                   -------------
                 Utilities - Electric14.7%
     138,800     Central & South West Corp. ....................................................       3,678,200
     110,800     CINergy Corp. .................................................................       3,670,250
     105,000     Dominion Resources, Inc. ......................................................       3,963,750
     140,000     Enova Corp. ...................................................................       3,150,000
     117,000     New England Electric System ...................................................       3,948,750
     102,000     Oklahoma Gas and Electric Co. .................................................       3,990,750
      91,600     Pacific Gas & Electric Co. ....................................................       2,152,600
     108,000     PacifiCorp ....................................................................       2,281,500
     126,100     PECO Energy Co. ...............................................................       3,184,024
      73,000     Public Service Co. of Colorado ................................................       2,701,000
      72,000     Public Service Enterprise Group, Inc. .........................................       1,935,000
      30,500     Texas Utilities Co. ...........................................................       1,235,250
     123,500     Unicom Corp. ..................................................................       3,211,000
                                                                                                   -------------
                                                                                                      39,102,074
                                                                                                   -------------
                 Utilities - Natural Gas4.4%
      55,300     Consolidated Natural Gas Co. ..................................................       2,937,812
      70,000     National Fuel Gas Co. .........................................................       2,607,500
     120,200     Pacific Enterprises ...........................................................       3,696,150
     210,000     Transportadora de Gas del Sur, SA, Sponsored ADR ..............................       2,441,250
                                                                                                   -------------
                                                                                                      11,682,712
                                                                                                   -------------
                       Total Common Stocks (Cost $204,932,204)..................................     231,340,437
                                                                                                   -------------
                 Convertible Preferred Stocks6.1%
      36,300     Battle Mountain Gold Co., $3.25 cvt. pfd. .....................................       1,810,462
      88,000     Browning-Ferris Industries, Inc., 7.25% cvt. pfd., ACES .......................       2,585,000
      46,200     bCatellus Development Corp., $3.625 cvt. pfd., Series B .......................       2,437,050
      76,900     Nortel Inversora, SA, 10.00% cvt. pfd., MEDS...................................       2,946,231
     460,000     RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C .......................       2,587,500
      28,500     Roosevelt Financial Group, $3.25 cvt. pfd. ....................................     $ 1,831,124
     118,000     bWestinghouse Electric Co., $1.30 cvt. pfd., Series C..........................       1,843,750
                                                                                                   -------------
                       Total Convertible Preferred Stocks (Cost $16,159,877) ...................      16,041,117
                                                                                                   -------------
                       Total Long Term Investments (Cost $223,092,081)..........................     247,381,554
                                                                                                   -------------
    Face
   Amount
                 c,dReceivables from Repurchase Agreements6.3%
 $16,548,537     Joint Repurchase Agreement, 5.529%, 11/01/96 (Maturity Value $16,624,308)
                  (Cost $16,621,755)
                   B.A. Securities, Inc., (Maturity Value $1,968,581)
                    Collateral: U.S. Treasury Bills, 03/06/97
                 U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                   Bear, Stearns & Co., Inc., (Maturity Value $1,968,581)
                    Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                   B.T. Securities Corp., (Maturity Value $1,476,436)
                    Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                   CIBC Wood Gundy Securities Corp., (Maturity Value $1,476,436)
                    Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,968,581)
                    Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                   Fuji Securities, Inc., (Maturity Value $1,722,508)
                    Collateral: U.S. Treasury Bills, 02/06/97
                 U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                   Lehman Brothers, Inc., (Maturity Value $1,968,581)
                    Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                   SBC Warburg, Inc., (Maturity Value $137,442)
                    Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                   The Nikko Securities Co. International, Inc., (Maturity Value $1,968,581)
                    Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                   UBS Securities, L.L.C., (Maturity Value $1,968,581)
                    Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00 .......      16,621,755
                                                                                                   -------------
                           Total Investments (Cost $239,713,836)99.6%...........................     264,003,309
                           Other Assets and Liabilities, Net0.4% ...............................       1,175,776
                                                                                                   -------------
                           Net Assets100.0% ....................................................    $265,179,085
                                                                                                   =============



                 At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $239,742,026 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ................................................    $ 28,964,005
                   Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value.................................................      (4,702,722)
                                                                                                   -------------
                   Net unrealized appreciation..................................................    $ 24,261,283
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
ACES    - Adjustable Convertible Exempt Securities
L.L.C.  - Limited Liability Corp.
MEDS    - Mandatorially Exchangeable Debt Security

bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1(h) regarding joint repurchase agreement.
fSecurities traded in foreign currency and value is stated in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996




                                                                                                        Value
Shares       Franklin Adjustable Rate Securities Fund                                                 (Note 1)
             Mutual Funds 100.2%

 1,596,361   Adjustable Rate Securities Portfolio (Note 1).......................................    $15,740,121
                                                                                                   -------------
                       Total Investments (Cost $15,982,926)100.2% ...............................     15,740,121
                       Liabilities in Excess of Other Assets(0.2)%...............................        (32,748)
                                                                                                   -------------
                       Net Assets100.0%..........................................................    $15,707,373
                                                                                                   =============


             At October 31, 1996, the net unrealized depreciation based on the cost of investments for income tax purposes of $16,001,823 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
              excess of value over tax cost .....................................................            $--
               Aggregate gross unrealized depreciation for all investments in which there was an
              excess of tax cost over value .....................................................       (261,702)
                                                                                                   -------------
               Net unrealized depreciation ......................................................     $ (261,702)
                                                                                                   =============



The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 1996

                                                                                     Franklin
                                                                 Franklin GlobalShort-Intermediate    Franklin
                                                                   Government     U.S. Government    Convertible
                                                                   Income Fund    Securities Fund  Securities Fund
                                                                   ---------- ----------------------
Assets:
 Investments in securities:
  At identified cost ..........................................   $134,647,851      $190,946,708    $123,148,029
                                                                   ==========         ==========    ============
  At value ....................................................    135,654,648       193,248,831     127,101,668
 Receivables from repurchase agreements, at value and cost ....        704,000           428,887      13,552,795
 Cash .........................................................            488                --          36,778
 Receivables:
  Dividends and interest ......................................      4,404,973         3,128,819       1,429,656
  Investment securities sold ..................................      1,226,194                --       1,804,391
  Capital shares sold .........................................         79,922           694,284         517,820
                                                                   ----------         -----------    -----------
      Total assets ............................................    142,070,225       197,500,821     144,443,108
                                                                   ----------         -----------    -----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery ...........................................             --                --       1,646,729
   When-issued basis (Note 1) .................................             --                --         750,000
  Distributions payable to shareholders .......................             --           912,484             450
  Capital shares repurchased ..................................        195,093           397,227          47,585
  Management fees .............................................         75,898            92,003          69,403
  Distribution fees ...........................................         38,698            39,911          97,682
  Shareholder servicing costs .................................         11,896             6,300           8,300
 Unrealized losses on forward foreign currency contracts (Note 2)      331,292                --              --
 Accrued expenses and other liabilities .......................         91,648            11,100          10,501
                                                                   ----------          ----------   ------------
      Total liabilities .......................................        744,525         1,459,025       2,630,650
                                                                   ----------          ----------   ------------
Net assets, at value ..........................................   $141,325,700      $196,041,796    $141,812,458
                                                                   ==========          ==========   ============
Net assets consist of:
 Undistributed net investment income ..........................     $  259,884        $  701,887      $  360,304
 Unrealized appreciation on investments and translation
  of assets and liabilities denominated in foreign currencies .        679,851         2,302,123       3,953,639
 Net realized gain (loss) from investments ....................     (3,035,705)       (6,299,265)      9,615,665
 Class I capital shares .......................................    139,856,369       199,337,051     117,341,746
 Class II capital shares ......................................      3,565,301                --      10,541,104
                                                                   ----------        ------------     ----------
Net assets, at value ..........................................   $141,325,700      $196,041,796    $141,812,458
                                                                   ==========        ============     ==========
Class I shares:
 Net assets, at value .........................................   $137,625,655      $196,041,796    $130,951,220
                                                                   ==========        ============     ==========
 Shares outstanding ...........................................     15,904,735        19,068,446       9,738,551
                                                                   ==========        ============     ==========
 Net asset value per share* ...................................             $8.65            $10.28       $13.45
                                                                   ==========        ============     ==========
 Maximum offering price per share (100/95.75, 100/97.75, 100/95.50
  of net asset value per share, respectively) .................             $9.03            $10.52       $14.08
                                                                   ==========        =============     =========
Class II shares:
 Net assets, at value .........................................     $3,700,045                       $10,861,238
                                                                   ==========                         ==========
 Shares outstanding ...........................................        427,618                           809,797
                                                                   ==========                         ==========
 Net asset value per share* ...................................             $8.65                         $13.41
                                                                   ==========                          ==========
 Maximum offering price per share (100/99 of net asset value per share)     $8.74                         $13.55
                                                                   ==========                          ==========
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
October 31, 1996

                                                                      Franklin
                                                                     Adjustable                       Franklin
                                                                   U.S. Government Franklin Equity Adjustable Rate
                                                                   Securities Fund   Income Fund   Securities Fund
                                                                     -------------------------------
Assets:
 Investments in securities:
  At identified cost ...........................................     $426,650,050   $223,092,081     $15,982,926
                                                                     ============     ===========       ========
  At value .....................................................      397,479,127    247,381,554      15,740,121
 Receivables from repurchase agreements, at value and cost .....               --     16,621,755              --
 Cash ..........................................................           53,725        469,359              --
 Receivables:
  Dividends and interest .......................................               --        845,044           2,172
  Investment securities sold ...................................               --        120,404              --
  Capital shares sold ..........................................           86,824        493,842              --
                                                                     -------------      ---------      ---------
      Total assets .............................................      397,619,676    265,931,958      15,742,293
                                                                     -------------      ---------      ---------
Liabilities:
 Payables:
  Investment securities purchased ..............................               --        373,976              --
  Capital shares repurchased ...................................          260,122         34,695              --
  Management fees ..............................................               --        120,062              --
  Administration fees ..........................................           34,162             --           1,315
  Distribution fees ............................................          201,378        187,991           8,870
  Shareholder servicing costs ..................................           19,600         17,800             866
 Accrued expenses and other liabilities ........................           26,030         18,349          23,869
                                                                     ------------        -------    ------------
      Total liabilities ........................................          541,292        752,873          34,920
                                                                     ------------        -------    ------------
Net assets, at value ...........................................     $397,078,384   $265,179,085     $15,707,373
                                                                     ============       ========     ===========
Net assets consist of:
 Undistributed net investment income ...........................       $  757,513     $  620,202            $ --
 Unrealized appreciation (depreciation) on investments and translation
  of assets and liabilities denominated in foreign currencies ..      (29,170,923)    24,289,473        (242,805)
 Net realized gain (loss) from investments .....................      (78,584,422)     5,349,790        (785,702)
 Class I capital shares ........................................      504,076,216    217,169,422      16,735,880
 Class II capital shares .......................................               --     17,750,198              --
                                                                     -------------     ---------        ---------
Net assets, at value ...........................................     $397,078,384   $265,179,085      15,707,373
                                                                     =============     ========         =========
Class I shares:
 Net assets, at value ..........................................     $397,078,384   $246,952,388     $15,707,373
                                                                     ============      =========       ==========
 Shares outstanding ............................................       42,381,783     15,050,554       1,591,286
                                                                     ============      ==========       =========
 Net asset value per share* ....................................               $9.37      $16.41              $9.87
                                                                     ============      =========       ==========
 Maximum offering price per share (100/97.75, 100/95.50, 100/97.75
  of net asset value per share, respectively) ..................               $9.59      $17.18             $10.10
                                                                     ============       =======       ===========
Class II shares:
 Net assets, at value ..........................................                     $18,226,697
                                                                                     ==========
 Shares outstanding ............................................                       1,112,763
                                                                                     ==========
 Net asset value per share* ....................................                          $16.38
                                                                                     ==========
 Maximum offering price per share (100/99 of net asset value per share)                   $16.55
                                                                                     ==========
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements (cont.)

Statements of Operations
for the year ended October 31, 1996

                                                                                     Franklin
                                                                 Franklin GlobalShort-Intermediate    Franklin
                                                                   Government     U.S. Government    Convertible
                                                                   Income Fund    Securities Fund  Securities Fund
                                                                   ---------- ----------------------
Investment income:
 Dividends ....................................................           $ --              $ --      $1,994,722
 Interest (net of foreign taxes withheld
  of $152,640 in the Global Fund) .............................     12,642,863        12,991,174       4,561,747
                                                                   ----------         ----------    ------------
      Total income ............................................     12,642,863        12,991,174       6,556,469
                                                                   ----------         ----------    ------------
Expenses:
 Management fees (Note 6) .....................................        866,730         1,142,250         699,545
 Distribution fees- Class I (Note 6) ..........................        148,415           165,456         246,129
 Distribution fees- Class II (Note 6) .........................         15,862                --          45,067
 Shareholder servicing costs (Note 6) .........................        121,500            80,938          95,467
 Reports to shareholders ......................................         47,400            53,523          46,790
 Registration and filing fees .................................         30,530            18,617          22,233
 Trustees' fees and expenses ..................................         16,500            22,471          12,079
 Custodian fees ...............................................         15,500             6,786           6,376
 Professional fees ............................................         11,050            13,506           8,038
 Other ........................................................             --             5,120           4,992
                                                                   ----------          ---------    -------------
      Total expenses ..........................................      1,273,487         1,508,667       1,186,716
                                                                   ----------          ---------    -------------
       Net investment income ..................................     11,369,376        11,482,507       5,369,753
                                                                   ----------          ---------    -------------
Realized and unrealized gain (loss) from investments and foreign currency:
  Net realized gain (loss) from:
   Investments ................................................      1,422,713          (300,618)      9,634,023
   Foreign currency transactions ..............................       (459,972)               --              --
  Net unrealized appreciation (depreciation) on:
   Investments ................................................      4,045,916        (1,357,852)      1,567,232
   Translation of assets and liabilities denominated
    in foreign currencies .....................................        (28,866)               --              --
                                                                   ----------         -----------    -----------
Net realized and unrealized gain (loss) on investments
 and foreign currency .........................................      4,979,791        (1,658,470)     11,201,255
                                                                   ----------         -----------    -----------
Net increase in net assets resulting from operations ..........    $16,349,167       $ 9,824,037     $16,571,008
                                                                   ==========         ===========    ===========


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Operations (cont.)
for the year ended October 31, 1996

                                                                      Franklin
                                                                     Adjustable                       Franklin
                                                                   U.S. Government Franklin Equity Adjustable Rate
                                                                   Securities Fund   Income Fund   Securities Fund
                                                                     -------------------------------
Investment income:
 Dividends .....................................................     $29,156,206    $  9,756,197        $952,752
 Interest ......................................................              --       1,489,651              --
                                                                     -----------       ---------     -----------
      Total income .............................................      29,156,206      11,245,848         952,752
                                                                     -----------       ---------     -----------
Expenses:
 Management fees (Note 6) ......................................              --       1,251,297              --
 Administration fees (Note 6) ..................................         462,426              --          15,384
 Distribution fees- Class I (Note 6) ...........................       1,008,077         532,335          34,444
 Distribution fees- Class II (Note 6) ..........................              --          75,641              --
 Shareholder servicing costs (Note 6) ..........................         284,797         193,822          11,012
 Reports to shareholders .......................................         170,686          89,063          15,674
 Trustees' fees and expenses ...................................          51,455          23,786           1,700
 Registration and filing fees ..................................          18,846          34,089          14,277
 Professional fees .............................................          13,549          16,843           7,300
 Custodian fees ................................................              --           6,269              --
 Other .........................................................          18,264           6,283             967
                                                                     -----------       ---------     -----------
      Total expenses ...........................................       2,028,100       2,229,428         100,758
                                                                     -----------       ---------     -----------
       Net investment income ...................................      27,128,106       9,016,420         851,994
                                                                     -----------       ---------     -----------
Realized and unrealized gain (loss) on investments and foreign currency:
  Net realized gain (loss) from:
   Investments .................................................      (8,331,753)      5,502,581         (67,763)
   Foreign currency transactions ...............................              --          (2,030)             --
  Net unrealized appreciation on investments ...................      10,070,322      15,107,182         163,341
                                                                     -----------       ---------     -----------
Net realized and unrealized gain on investments
 and foreign currency ..........................................       1,738,569      20,607,733          95,578
                                                                     -----------       ---------     -----------
Net increase in net assets resulting from operations ...........     $28,866,675     $29,624,153        $947,572
                                                                     ===========       =========     ===========


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended October 31, 1996 and 1995

                                       Franklin Global      Franklin Short-intermediate   Franklin  Convertible
                                   Government Income Fund U.S. Government Securities Fund    Securities Fund
                                     --------------------        -------------------        -------------------
                                     1996         1995           1996          1995         1996         1995
                                   ---------    ---------     -----------    ----------   --------     --------
Increase (decrease) in net assets:
Operations:
 Net investment income .........$  11,369,376$  14,174,118  $  11,482,507$  11,582,237$    5,369,753$  3,474,158
 Net realized gain (loss) from
  investments and foreign
  currency transactions ........      962,741   (4,205,563)      (300,618)  (3,564,637)    9,634,023   4,651,306
 Net unrealized appreciation (de-
  preciation) on investments and
  translation of assets and liabilities
  denominated in foreign currencies  4,017,050   9,792,417     (1,357,852)   10,082,805    1,567,232   2,080,220
                                     ---------    ---------     -----------    --------    ---------   ---------
      Net increase in net assets
       resulting from operations    16,349,167  19,760,972      9,824,037    18,100,405   16,571,008  10,205,684
Distributions to shareholders from:
 Undistributed net investment income:
   Class I (Note 9).............  (10,401,793) (13,730,112)   (11,299,126) (11,517,255)   (5,000,306) (3,522,594)
   Class II (Note 9)............     (159,145)     (18,628)            --           --      (174,577)       (593)
 Net realized capital gains:
  Class I ......................           --           --             --           --    (4,634,096) (3,804,886)
  Class II .....................           --           --             --           --       (30,571)         --
Return of capital distribution for tax purposes:
  Class I ......................           --   (1,386,320)            --           --            --          --
  Class II .....................           --       (1,753)            --           --            --          --
Increase (decrease) in net assets from
 capital share transactions (Note 3)(30,625,436)(25,665,095)  (10,540,555) (23,877,441)    51,348,182  13,986,181
                                   ---------    ---------     -----------    ----------     ---------     -------
      Net increase (decrease)
       in net assets............  (24,837,207) (21,040,936)   (12,015,644) (17,294,291)   58,079,640  16,863,792
Net assets:
 Beginning of period ........... $166,162,907 $187,203,843   $208,057,440 $225,351,731 $  83,732,818 $66,869,026
                                   ---------    ---------     -----------    -----------      -------   --------
 End of period ................. $141,325,700 $166,162,907   $196,041,796 $208,057,440  $141,812,458 $83,732,818
                                   =========    =========     ===========      ========     =========  =========
Undistributed net investment income included in net assets:
  Beginning of period ..........   $  100,998$  16,291,164     $  613,089   $  548,107    $  152,947  $  201,976
                                   =========    =========     ===========      ========      ======== ==========
  End of period ................   $  259,884   $  100,998     $  701,887   $  613,089    $  360,304  $  152,947
                                   =========    =========     ===========      ========      ======== ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended October 31, 1996 and 1995

                                    Franklin Adjustable U.S.                             Franklin Adjustable Rate
                                   Government Securities Fund Franklin Equity Income Fund     Securities Fund
                                      ---------------------------------------------------------
                                       1996          1995          1996         1995         1996        1995
                                    ----------    ----------     ---------    -------------------------
Increase (decrease) in net assets:
Operations:
 Net investment income ...........$  27,128,106$   33,692,413  $ 9,016,420  $ 5,478,624   $  851,994 $ 1,186,226
 Net realized gain (loss) from
  investments and foreign
  currency transactions ..........   (8,331,753)  (18,757,683)   5,500,551    4,616,219      (67,763)   (298,102)
 Net unrealized appreciation on
  investments and translation of
  assets and liabilities denominated
  in foreign currencies...........   10,070,322    26,814,593   15,107,182    6,569,952      163,341     508,371
                                    ----------    ----------     ---------    ----------     --------    -------
      Net increase in net assets
 resulting from operations .......   28,866,675    41,749,323   29,624,153   16,664,795      947,572   1,396,495
Distributions to shareholders from:
 Undistributed net investment income:
   Class I (Note 9)...............  (27,723,298)  (33,597,566)  (8,653,540)  (5,162,293)    (851,994) (1,186,226)
   Class II (Note 9)..............           --            --     (244,243)        (644)          --          --
 Net realized capital gains:
  Class I.........................           --            --   (4,623,214)  (1,652,725)          --          --
  Class II........................           --            --      (30,854)          --           --          --
Increase (decrease) in net assets from
 capital share transactions (Note 3)(113,435,575)(199,397,997)   79,822,947   66,671,939   (1,401,961)(7,760,753)
                                    ----------    ----------     ---------    ----------      -------   --------
      Net increase (decrease)
 in net assets ................... (112,292,198) (191,246,240)  95,895,249   76,521,072   (1,306,383) (7,550,484)
Net assets:
 Beginning of period .............$ 509,370,582 $ 700,616,822 $169,283,836$  92,762,764  $17,013,756 $24,564,240
                                    ----------    ----------     ---------    ---------     --------    --------
 End of period ...................$ 397,078,384 $ 509,370,582 $265,179,085 $169,283,836  $15,707,373 $17,013,756
                                    ==========    ==========     =========    =========     ========    ========
Undistributed net investment income included in net assets:
  Beginning of period ............ $  1,352,705  $  1,257,858   $  399,686    $  83,999          $--         $--
                                    ==========    ==========     =========    =========     ========    ========
  End of period ..................    $ 757,513  $  1,352,705   $  620,202   $  399,686          $--         $--
                                    ==========    ==========     =========    =========     ========    ========


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently has six separate funds (the Funds) in operation consisting of five separate diversified Funds: Franklin Short-Intermediate U.S. Government Securities Fund (the Short-Intermediate
Fund), Franklin Convertible Securities Fund (the Convertible Fund), Franklin Adjustable U.S. Government Securities Fund (the Adjustable U.S. Government
Fund), Franklin Equity Income Fund (the Equity Income Fund), and Franklin Adjustable Rate Securities Fund (the Adjustable Rate Fund), and one non-diversified Fund: Franklin Global Government Income Fund (the Global Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. The investment objectives of the Funds are as follows:

Global Income  Growth and Income     Income
---------      --------------        ------------------------
Global Fund    Convertible Fund      Short-Intermediate Fund
               Equity Income Fund    Adjustable U.S. Government Fund
                                     Adjustable Rate Fund

The Adjustable Rate Fund and the Adjustable U.S. Government Fund invest substantially all of their assets in the Adjustable Rate Securities Portfolio (the Securities Portfolio) and the U.S. Government Adjustable Rate Mortgage Portfolio (the Mortgage Portfolio), respectively. Both are no load, open-end, diversified management investment companies having the same investment objective as the Adjustable Rate Fund and the Adjustable U.S. Government Fund. The financial statements of the Securities Portfolio and the Mortgage Portfolio, including the Statements of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the financial statements of the Adjustable Rate Fund and Adjustable U.S. Government Fund.

On June 15, 1993, the Board of Trustees (the Board) authorized a change in the fiscal year end of the Trust from January 31 of each year to October 31.

The Global Fund, the Convertible Fund and the Equity Income Fund offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares in the Global Fund began May 1, 1995; the offering of Class II shares in the Convertible Fund and the Equity Income Fund began October 1, 1995, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board. Securities for which market quotations are not available and securities restricted as to resale are valued in accordance with procedures established by the Board.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

a. Security Valuation: (cont.)

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange (Exchange). That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the Exchange and will, therefore, not be reflected in the computation of the Funds' net asset values, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

The Adjustable Rate Fund and the Adjustable U.S. Government Fund hold Portfolio shares that are valued at their proportionate interest in the net assets of the Securities Portfolio and the Mortgage Portfolio (the Portfolios), respectively. At October 31, 1996, the Adjustable Rate Fund owns 77% of the Securities Portfolio and the Adjustable U.S. Government Fund owns 98% of the Mortgage Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Short-Intermediate Fund and the Adjustable Rate Fund normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends declared by the Short-Intermediate Fund equal an amount set from time to time by the Board of Trustees. Dividends declared by the Adjustable Rate Fund equal its net investment income.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sale and foreign currency transactions.

A portion of the distributions received by the Convertible Fund and the Equity Income Fund from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Funds as capital gain.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of the net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Joint Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by underlying U.S. government securities, which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1996, all outstanding repurchase agreements held by the Funds had been entered into on that date.

i. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Global Fund may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance fund value. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments.

The Fund segregates sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of October 31, 1996, the Global Fund had the following forward foreign currency contracts outstanding:



                                                     In                            Unrealized
            Contracts to Sell                   Exchange for  Settlement Date      Gain (Loss)
     -------------------------------              ---------     ----------          --------
13,200,000   German Deutschemarks.......   U.S.$  8,659,429      11/12/96      U.S.$  (67,406)
 5,200,000   German Deutschemarks.......          3,385,968      11/18/96             (53,154)
 6,096,000   New Zealand Dollars........          4,236,025      11/20/96             (67,024)
 3,311,000   German Deutschemarks.......          2,150,698      11/22/96             (39,639)
 3,900,000   German Deutschemarks.......          2,552,189      11/22/96             (27,791)
 5,300,000   German Deutschemarks.......          3,451,712      11/25/96             (55,067)
 6,621,000   German Deutschemarks.......          4,360,224      11/25/96             (20,603)
 6,900,000   German Deutschemarks.......          4,548,901      11/29/96             (17,661)
                                                                                    --------
                                                                                     (348,345)

            Contracts to Buy
     -------------------------------
 2,950,000   New Zealand Dollars........          2,065,295      11/20/96              17,053
                                                                                    --------

             Net unrealized loss on forward foreign currency contracts U.S.         $(331,292)
                                                                                     ========




3. TRUST SHARES

At October 31, 1996, there was an unlimited number of shares of beneficial interest authorized with a par value of $0.01 per share. Transactions in each of the Trust's shares were as follows:



                                                                     Franklin
                                       Franklin Global        Short-Intermediate U.S.     Franklin Convertible
                                   Government Income Fund   Government Securities Fund       Securities Fund
                                     ---------------------     ----------------------         ---------------
Class I Shares:                      Shares       Amount       Shares        Amount       Shares       Amount
                                    ---------   ----------    --------     ----------    ---------   ---------
1996
 Shares sold ...................    4,025,707  $ 33,831,552   7,187,123  $ 73,976,114   4,365,828   $ 56,759,465
 Shares issued in reinvestment
  of distributions .............      627,075     5,249,077     656,342     6,749,593     544,756      6,898,946
 Shares redeemed ...............   (8,597,709)  (72,097,101) (8,876,550)  (91,266,262) (1,733,409)   (22,632,385)
                                    ---------   ----------    --------     -----------    --------     ---------
Net increase (decrease).........   (3,944,927) $(33,016,472) (1,033,085) $(10,540,555)  3,177,175   $ 41,026,026
                                    =========   ==========    ========     ===========    ========     =========
1995
 Shares sold ...................    5,432,041  $ 43,664,912   4,024,376  $ 40,822,597   2,010,356   $ 24,397,204
 Shares issued in reinvestment
  of distributions .............      914,639     7,301,870     687,236     6,990,998     438,817      5,039,171
 Shares redeemed ...............   (9,709,607)  (77,805,254) (7,081,035)  (71,691,036) (1,305,974)   (15,669,142)
                                    ---------   ----------    --------     ----------    ---------     ---------
Net increase (decrease).........   (3,362,927) $(26,838,472) (2,369,423) $(23,877,441)  1,143,199   $ 13,767,233
                                    =========   ==========    ========     ==========    =========     =========

                                     Franklin Adjustable             Franklin              Franklin Adjustable
                               U.S. Government Securities Fund  Equity Income Fund        Rate Securities Fund
                                    --------------------------    -----------------          ----------------
Class I Shares:                    Shares        Amount        Shares       Amount        Shares       Amount
                                  ---------    -----------    --------    ----------    ---------    ---------
1996
 Shares sold ..................  14,565,477   $ 136,048,405   6,911,802  $110,237,707     686,370   $  6,733,448
 Shares issued in reinvestment
  of distributions ............   1,655,133      15,418,849     674,366    10,650,968      65,447        642,723
 Shares redeemed............... (28,356,704)   (264,902,829) (3,657,228)  (58,425,562)   (892,821)    (8,778,132)
                                  ---------    -----------    --------    -----------     --------     ---------
Net increase (decrease)........ (12,136,094)  $(113,435,575)  3,928,940 $  62,463,113    (141,004) $  (1,401,961)
                                  =========    ===========    ========    ===========     ========     =========
1995
 Shares sold ..................  14,029,557   $ 129,980,548   6,072,743 $  88,034,510   1,190,439   $ 11,515,704
 Shares issued in reinvestment
 of distributions .............   2,216,085      20,454,537     366,679     5,193,976      92,210        897,246
 Shares redeemed .............. (37,854,275)   (349,833,082) (1,878,096)  (26,946,913) (2,082,373)   (20,173,703)
                                  ---------    -----------    --------    -----------     -------     ----------
Net increase (decrease)........ (21,608,633)  $(199,397,997)  4,561,326 $  66,281,574    (799,724) $  (7,760,753)
                                  =========    ===========    ========    ===========     ========     =========






3. TRUST SHARES (cont.)

                                               Franklin Global
                                                 Government       Franklin Convertible          Franklin
                                                 Income Fund         Securities Fund       Equity Income Fund
                                              ----------------------------------------------------
Class II Shares:                             Shares     Amount     Shares     Amount       Shares      Amount
                                             ------    ---------   ------   ----------------------------
1996
 Shares sold .............................  346,306   $2,915,042  804,020   $10,462,164  1,133,269   $18,099,689
 Shares issued in reinvestment
 of distributions ........................   11,601       97,238   12,211       157,571     15,808       251,793
 Shares redeemed .........................  (73,846)    (621,244) (22,905)     (297,579)   (61,758)     (991,648)
                                             ------    ---------   ------   -----------     -------    ----------
Net increase..............................  284,061   $2,391,036  793,326   $10,322,156  1,087,319   $17,359,834
                                             ======    =========   ======   ===========     =======    ==========
1995*
 Shares sold .............................  145,023   $1,185,498   47,208    $  608,063     25,828    $  396,234
 Shares issued in reinvestment
  of distributions .......................    1,742       14,236       46           593         41           629
 Shares redeemed .........................   (3,208)     (26,357) (30,783)     (389,708)      (425)       (6,498)
                                             ------    ---------   ------   ------------     -------    ---------
Net increase..............................  143,557   $1,173,377   16,471    $  218,948     25,444    $  390,365
                                             ======    =========   ======   ============     =======    =========

*For the period May 1, 1995 to October 31, 1995 with respect to the Global Fund and the period October 1, 1995 to October 31, 1995 with respect to the Convertible Fund and the Equity Income Fund.


4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:

                               Franklin      Franklin                      Franklin
                                Global  Short-Intermediate  Franklin      Adjustable     Franklin     Franklin
                              Government  U.S. Government  Convertible  U.S. Government   Equity   Adjustable Rate
                              Income Fund Securities FundSecurities FundSecurities Fund Income FundSecurities Fund
                               --------    ------------    ----------     -----------------------------
Accumulated net realized
 gains......................         $--             $--    $9,857,840          $  --   $5,377,980          $ --
                               ========    ============    ==========          ========   ==========   ===========

Capital loss carryovers
 Expiring in: 2000..........         $--             $--           $--   $  1,925,614          $--          $ --
              2001..........          --              --            --      7,701,615           --            --
              2002..........          --       2,434,010            --     41,867,757           --       414,821
              2003..........   3,035,705       3,564,637            --     18,176,270           --       286,740
              2004..........          --         300,618            --      8,741,194           --        66,100
                               --------    ------------    ----------     -----------      ---------    ---------
                              $3,035,705      $6,299,265            --    $78,412,450           --      $767,661
                               ========    ============    ==========     ===========      =========    =========

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower or unrealized depreciation is higher) than for financial reporting purposes at October 31, 1996, by $242,175 in the Convertible Fund, $171,972 in the Adjustable U.S. Government Securities Fund, $28,190 in the
Equity Income Fund, and $18,897 in the Adjustable Rate Fund.


5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1996, were as follows:

                           Franklin       Franklin                       Franklin
                            Global   Short-Intermediate   Franklin      Adjustable     Franklin       Franklin
                          Government   U.S. Government   Convertible  U.S. Government   Equity     Adjustable Rate
                          Income Fund  Securities Fund Securities FundSecurities Fund Income Fund  Securities Fund
                          ----------    ------------     ----------     ------------    ---------     ----------
Purchases .............  $194,848,518     $145,611,252  $171,035,619    $108,635,089  $141,568,746    $6,442,883
Sales .................  $221,498,326     $156,023,853  $133,254,211    $222,647,379  $ 46,695,615    $7,836,145


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management/Administration Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month, except for the Adjustable U.S. Government Fund and the Adjustable Rate Fund, as follows:

Annualized Fee RateMonth End Net Assets
  -------------    ----------------------------------
     0.625%        First $100 million
     0.50%         Over $100 million, up to and including $250 million
     0.45%         Over $250 million

Under the terms of a separate administration agreement with the Adjustable U.S. Government Fund and the Adjustable Rate Fund, Advisers provides various administrative, statistical, and other services, and receives fees computed monthly based on each Fund's average daily net assets as follows:

Annualized Fee RateAverage Daily Net Assets
  -------------    ----------------------------------
     0.10%         First $5 billion
     0.09%         Over $5 billion, up to and including $10 billion
     0.08%         Over $10 billion

The terms of the management/administration agreements provide that aggregate annual expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Funds' shares are registered. For the year ended October 31, 1996, the Funds' expenses did not exceed these limitations.

b. Shareholders Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended October 31, 1996, aggregated $787,536 all of which $725,742 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Short-Intermediate Fund, the Adjustable U.S. Government Fund and the Adjustable Rate Fund reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10%, 0.25%, 0.25%, respectively, per annum of each Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the funds under the Plans aggregated $1,207,977 for the year ended October 31, 1996.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)

Under the terms of the Plans, the Global Fund will reimburse Distributors in an amount up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II, the Convertible Fund and Equity Income Fund will reimburse Distributors in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Funds' shares. Fees incurred by the Funds under the Plans aggregated $1,063,449 for the year ended October 31, 1996.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the year ended October 31,1996, were as follows:



                             Franklin       Franklin                      Franklin
                              Global   Short-Intermediate  Franklin      Adjustable     Franklin      Franklin
                            Government   U.S. Government  Convertible  U.S. Government   Equity    Adjustable Rate
                            Income Fund  Securities FundSecurities FundSecurities Fund Income Fund Securities Fund
                             ---------    ------------    ----------     ------------------------------
Class I
Total commissions
 received.................    $207,185         $229,997     $1,033,701       $151,615   $1,647,237       $24,584
Paid to other dealers ....     199,132          245,142        935,085        145,535    1,534,932        23,566
Class II
Total commissions
 received.................      18,380                          97,149                     170,506
Paid to other dealers ....      38,342                         196,685                     339,898
Contingent deferred
 sales charge ............         813                           1,285                       1,595

d. Other Affiliated Parties and Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, (all wholly-owned subsidiaries of Franklin Resources, Inc.,) and the Securities Portfolio and the Mortgage Portfolio.

7.  CREDIT RISKS

Although each of the Funds has a diversified investment portfolio, there are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries, or sectors as follows:

Although the Convertible Fund has a diversified portfolio, 72.82% of its portfolio is invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Global Fund has investments in excess of 10% of its total net assets in debt securities denominated in Canadian dollars, and Italian lira.

The Convertible Fund has investments in excess of 10% of its total net assets in the Electronics industry.


8. SUBSEQUENT EVENTS

On October 18, 1996, the Board declared distributions per share as follows:



                                                                             From Net
                                             Record Date  Payment Date   Investment Income
                                              --------      ---------      ------------
Franklin Global Government Income Fund
 Class I..................................    11/14/96      11/29/96          0.0500
 Class II.................................    11/14/96      11/29/96          0.0468

Franklin Convertible Securities Fund
 Class I..................................    11/14/96      11/29/96          0.0500
 Class II.................................    11/14/96      11/29/96          0.0432

Franklin Adjustable U.S.

 Government Securities Fund...............    11/14/96      11/29/96          0.0440

Franklin Equity Income Fund
 Class I..................................    11/14/96      11/29/96          0.0520
 Class II.................................    11/14/96      11/29/96          0.0438




9. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period, by Fund, are as follows:


                         Per Share Operating Performance                                         Ratios/Supplemental Data
               --------------------------------------------------                              ----------------------------
                        Net            Distri-                                                               Ratio
       Net           Realized   Total  butions Distri-  Distri-                                              of Net
      Asset           & Un-     From   From    butions  butions         Net               Net      Ratio of  Invest-  Port-
     Value at   Net  realized   Invest-Net     From     From            Asset            Assets    Expenses  ment     folio Average
Year  Begin-  Invest-  Gain     ment   Invest- Realized Return  Total   Value at         at End    to Aver- Income to Turn- Com-
Ended ning of  ment  (Loss) on  Oper-  ment    Capital   of     Distri- End of  Total   of Period age Net   Average   over  mission
Oct. 31Period Income Securities ations Income  Gains    Capital butions Period  Return**(in 000's)Assets***Net Assets Rate  Rate5

Franklin Global Government Income Fund
Class I Shares:
19922 $ 9.34   $0.86   $0.246   $1.106 $(0.900)$(0.156)$  --      $(1.056)  $ 9.39  12.15%  $ 78,911   0.50%  7.87%  155.40% --
19932   9.39    0.83   (0.698)   0.132  (0.713) (0.075)   (0.124)  (0.912)    8.61   1.08    153,899   0.72   7.08    49.20  --
19933   8.61    0.58    0.716    1.296  (0.576) --        --       (0.576)    9.33  15.14    195,627   0.77*  6.74*   67.36  --
1994    9.33    1.30   (1.806)  (0.506) (0.078) (0.083)   (0.603)  (0.764)    8.06  (5.72)   187,204   0.89   8.54    80.69  --
1995    8.06    0.67    0.290    0.960  (0.645) --        (0.065)  (0.710)    8.31  12.65    164,970   0.96   8.29   103.49  --
1996    8.31    0.61    0.330    0.940  (0.600) --        --       (0.600)    8.65  11.80    137,626   0.85   7.68   139.71  --
Class II Shares:+++
1995+   8.03    0.31    0.301    0.611  (0.301) --        (0.030)  (0.331)    8.31   7.09      1,193   1.54*  7.41*  103.49  --
1996    8.31    0.56    0.334    0.894  (0.554) --        --       (0.554)    8.65  11.19      3,700   1.40   7.17   139.71  --
Franklin Short-Intermediate U.S. Government Securities Fund:
19922  10.30    0.58    0.374    0.954  (0.786) (0.078)   --       (0.864)   10.39   9.44    163,690   0.71   5.90   102.05  --
19932  10.39    0.57    0.432    1.002  (0.565) (0.257)   --       (0.822)   10.57  10.01    235,382   0.56   5.40    78.96  --
19933  10.57    0.38    0.245    0.625  (0.390) (0.005)   --       (0.395)   10.80   5.90    273,678   0.55*  4.75*   31.71  --
1994   10.80    0.49   (0.696)  (0.206) (0.472) (0.092)   --       (0.564)   10.03  (1.99)   225,352   0.65   4.75    99.09  --
1995   10.03    0.56    0.309    0.869  (0.549) --        --       (0.549)   10.35   8.90    208,057   0.73   5.42    56.34  --
1996   10.35    0.58   (0.080)   0.500  (0.570) --        --       (0.570)   10.28   4.97    196,042   0.74   5.64    72.62  --
Franklin Convertible Securities Fund
Class I Shares:
19922   8.53    0.44    2.194    2.634  (0.684) --        --       (0.684)   10.48  31.50     20,282   0.26   6.84    64.90  --
19932  10.48    0.61    1.034    1.644  (0.684) --        --       (0.684)   11.44  16.12     28,307   0.25   6.01    60.00  --
19933  11.44    0.45    1.413    1.863  (0.513) --        --       (0.513)   12.79  16.50     47,440   0.25*  5.25*   31.05  --
1994   12.79    0.59   (0.327)   0.263  (0.594) (0.119)   --       (0.713)   12.34   2.07     66,869   0.84   4.84    68.39  --
1995   12.34    0.58    1.099    1.679  (0.592) (0.697)   --       (1.289)   12.73  15.18     83,523   1.03   4.82   108.64  --
1996   12.73    0.61    1.389    1.999  (0.600) (0.679)   --       (1.279)   13.45  16.71    130,951   1.02   4.79   129.83   0.0495
Class II Shares:+++
1995++ 13.06    0.07   (0.373)  (0.303)  (.047) --        --       (0.047)   12.71  (2.33)       209   1.60*  3.64*  108.64  --
1996   12.71    0.51    1.397    1.907   (.528) (0.679)   --       (1.207)   13.41  15.92     10,861   1.79   4.00   129.83   0.0495
Franklin Adjustable U.S. Government Securities Fund:
19922   9.99    0.74    0.027    0.767  (0.777) --        --       (0.777)    9.98   7.96  3,513,415   0.684  7.10    30.89  --
19932   9.98    0.51   (0.105)   0.405  (0.522) (0.003)   --       (0.525)    9.86   4.16  2,971,424   0.664  5.10    30.36  --
19933   9.86    0.28   (0.086)   0.194  (0.284) --        --       (0.284)    9.77   1.99  1,813,504   0.654* 3.92*    6.97  --
1994    9.77    0.35   (0.606)  (0.256) (0.314) --        --       (0.314)    9.2   (2.65)   700,617   0.424  3.67     5.99  --
1995    9.20    0.54    0.136    0.676  (0.536) --        --       (0.536)    9.34   7.57    509,371   0.614  5.76    17.81  --
1996    9.34    0.56    0.032    0.592  (0.562) --        --       (0.562)    9.37   6.54    397,078   0.694  5.87    23.52  --

                         Per Share Operating Performance                                         Ratios/Supplemental Data
               --------------------------------------------------                              ----------------------------
                        Net            Distri-                                                               Ratio
       Net           Realized   Total  butions Distri-  Distri-                                              of Net
      Asset           & Un-     From   From    butions  butions         Net               Net      Ratio of  Invest-  Port-
     Value at   Net  realized   Invest-Net     From     From            Asset            Assets    Expenses  ment     folio Average
Year  Begin-  Invest-  Gain     ment   Invest- Realized Return  Total   Value at         at End    to Aver- Income to Turn- Com-
Ended ning of  ment  (Loss) on  Oper-  ment    Capital   of     Distri- End of  Total   of Period age Net   Average   over  mission
Oct. 31Period Income Securities ations Income  Gains    Capital butions Period  Return**(in 000's)Assets***Net Assets Rate  Rate5
Franklin Equity Income Fund
Class I Shares:
19922 $10.64   $0.42  $ 1.967  $ 2.387 $(0.660)$(0.057)$  --      $(0.717)  $12.31   22.76%$  16,144   0.25%  5.77%   40.59% --
19932  12.31    0.66    1.307    1.967  (0.682) (0.135)   --       (0.817)   13.46   16.23    26,092   0.25   5.18    31.05  --
19933  13.46    0.60    1.435    2.035  (0.495) (0.090)   --       (0.585)   14.91   15.27    42,177   0.25*  5.86*   19.33  --
1994   14.91    0.62   (0.358)   0.262  (0.725) (0.307)   --       (1.032)   14.14    1.83    92,763   0.77   4.53    39.51  --
1995   14.14    0.63    1.272    1.902  (0.609) (0.243)   --       (0.852)   15.19   14.10   168,897   1.00   4.44    27.86  --
1996   15.19    0.64    1.628    2.268  (0.649) (0.399)   --       (1.048)   16.41   15.39   246,952   0.98   4.11    24.15   0.0514
Class II Shares:+++
1995++ 15.38    0.05    (.193)   (.143) (0.047) --        --       (0.047)   15.19   (0.93)      386   1.99*  3.57*   27.86  --
1996   15.19    0.52    1.627    2.147  (0.558) (0.399)   --       (0.957)   16.38   14.53    18,227   1.73   3.33    24.15   0.0514
Franklin Adjustable Rate Securities Fund:
19921  10.00   --      --       --      --      --        --       --        10.00   --           --  --     --       --     --
19932  10.00    0.60    0.031    0.631  (0.601) --        --       (0.601)   10.03    6.48    12,521  --      5.84    48.95  --
19933  10.03    0.37    0.009    0.379  (0.369) --        --       (0.369)   10.04    3.83    37,809   0.114* 4.69*   49.11  --
1994   10.04    0.45   (0.341)   0.109  (0.449) --        --       (0.449)    9.70    1.11    24,564   0.454  4.45    84.67  --
1995    9.70    0.58    0.120    0.700  (0.580) --        --       (0.580)    9.82    7.57    17,014   0.704  5.82    53.30  --
1996    9.82    0.54    0.055    0.595  (0.545) --        --       (0.545)    9.87    6.23    15,707   0.904  5.54    41.67  --

1For the period December 26, 1991 (effective date of registration) to January
 31, 1992.
2For the year ended January 31.
3For the nine months ended October 31, 1993.
4Includes the Funds' share of the Portfolios' allocated expenses.
5Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.
+For the period May 1, 1995 to October 31, 1995.
++For the period October 1, 1995 to October 31, 1995.
+++Ratios have been calculated using daily average net assets during the period. *Annualized
**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price,and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.
***During the periods indicated below, Advisers, the investment manager, agreed to waive in advance a portion of its administration and management fees and made payments of other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:
                                     Ratio of Expenses to
                                      Average Net Assets

Franklin Global Government Income Fund
Class I
 19922 .................................     0.80%
 19932  ................................     0.73
Franklin Short-Intermediate
U.S. Government Securities Fund
 19932 .................................     0.65
 19933..................................     0.63*
 1994 ..................................     0.68
Franklin Convertible Securities Fund
Class I
 19922 .................................     0.94
 19932 .................................     0.81
 19933..................................     0.86*
 1994 ..................................     0.92

 ....................Ratio of Expenses to
 ......................Average Net Assets
Franklin Adjustable
U.S. Government Securities Fund
 19922 .................................     0.89%4
 19932 .................................     0.804
 19933 .................................     0.794*
 1994 ..................................     0.824
 1995 ..................................     0.864
 1996 ..................................     0.864
Franklin Equity Income Fund
Class I
 19922 .................................     0.84
 19932 .................................     0.81
 19933 .................................     0.87*
 1994 ..................................     0.95
 1995 ..................................     1.02
Franklin Adjustable Rate Securities Fund
 19921 .................................       --
 19932 .................................     1.914
 19933 .................................     1.014*
 1994 ..................................     0.854
 1995 ..................................     0.994
 1996 ..................................     1.124

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of their ordinary income dividends paid by the Funds during the fiscal year ended October 31, 1996, as income qualifying for the dividends received deduction.

 Convertible Securities Fund..................................    19.05%
 Equity Income Fund...........................................    68.66%



FRANKLIN INVESTORSSECURITIESTRUST

Report of Independent Auditors


To the Shareholders and Board of Trustees of Franklin Investors Securities Trust:

We have audited the accompanying statements of assets and liabilities of the six Funds comprising the Franklin Investors Securities Trust, including each Fund's statement of investments in securities and net assets, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the six Funds comprising the Franklin Investors Securities Trust as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California
December 4, 1996


ADJUSTABLE RATE SECURITIES PORTFOLIOS

Statement of Investments in Securities and Net Assets, October 31, 1996


    Face         Value
   Amount        U.S. Government Adjustable Rate Mortgage Portfolio                                   (Note 1)
                 Adjustable Rate Mortgage Securities 93.7%

                 Federal Home Loan Mortgage Corp. (FHLMC) 24.6%
$  5,469,835     FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.375%, 11/01/16 .....     $ 5,618,157
   2,021,013     FHLMC, Cap 11.939%, Margin 2.127% + CMT, Resets Annually, 7.675%, 07/01/20 ....       2,073,337
     713,733     FHLMC, Cap 12.176%, Margin 2.015% + CMT, Resets Annually, 7.351%, 04/01/20 ....         729,314
   3,399,699     FHLMC, Cap 12.177%, Margin 2.265% + CMT, Resets Annually, 7.558%, 07/01/20 ....       3,501,554
     730,730     FHLMC, Cap 12.68%, Margin 2.195% + CMT, Resets Annually, 7.851%, 02/01/19 .....         759,696
   2,343,248     FHLMC, Cap 12.723%, Margin 2.189% + CMT, Resets Annually, 7.667%, 04/01/19 ....       2,433,932
   5,163,270     FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.259%, 07/01/18 .....       5,317,961
     821,472     FHLMC, Cap 12.80%, Margin 2.05% + CMT, Resets Annually, 7.804%, 11/01/18 ......         838,123
   7,409,661     FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.74%, 04/01/18 ......       7,745,096
   6,214,618     FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.577%, 09/01/19 .....       6,397,283
   2,999,572     FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.587%, 12/01/16 ....       3,083,384
   2,096,459     FHLMC, Cap 13.16%, Margin 2.115% + CMT, Resets Annually, 7.673%, 07/01/19 .....       2,161,653
   3,094,767     FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.956%, 10/01/18 ....       3,199,599
   1,068,116     FHLMC, Cap 13.269%, Margin 2.249% + CMT, Resets Annually, 7.553%, 05/01/19 ....       1,111,130
     421,352     FHLMC, Cap 13.286%, Margin 2.164% + CMT, Resets Annually, 7.651%, 10/01/19 ....         431,599
   2,347,713     FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.653%, 03/01/19 ....       2,419,919
     745,516     FHLMC, Cap 13.302%, Margin 2.04% + CMT, Resets Annually, 7.615%, 04/01/18 .....         767,574
   1,461,323     FHLMC, Cap 13.306%, Margin 2.057% + CMT, Resets Annually, 7.569%, 12/01/18 ....       1,504,027
   2,158,401     FHLMC, Cap 13.36%, Margin 2.242% + CMT, Resets Annually, 7.587%, 07/01/20 .....       2,244,629
   4,489,233     FHLMC, Cap 13.364%, Margin 2.225% + CMT, Resets Annually, 7.587%, 07/01/19 ....       4,625,730
   4,793,233     FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.546%, 03/01/18 ....       4,931,669
   9,712,385     FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.542%, 04/01/19 ......      10,094,276
   6,994,333     FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.669%, 07/01/20 .....       7,275,995
     447,209     FHLMC, Cap 13.77%, Margin 2.057% + CMT, Resets Annually, 7.561%, 02/01/19 .....         456,408
   3,540,768     FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.788%, 11/01/19 ....       3,682,222
   8,712,759     FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.63%, 04/01/18 .....       9,063,622
   2,174,620     FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 8.597%,
                  12/01/21 .....................................................................       2,252,668
   1,547,308     FHLMC, Cap 14.451%, Margin 2.00% + CMT, Resets Annually, 7.771%, 12/01/18 .....       1,603,336
   3,545,491     FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.955%, 02/01/19 .....       3,721,489
                                                                                                   -------------
                       Total Federal Home Loan Mortgage Corp. (Cost $99,710,019) ...............     100,045,382
                                                                                                   -------------
                 Federal National Mortgage Association (FNMA)65.1%
   2,682,655     FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually,
                  7.606%, 11/01/18 .............................................................       2,793,181
  17,354,190     FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.924%, 11/01/17 ......      17,537,798
   4,666,968     FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.655%, 03/01/19 .......       4,830,125
  12,607,069     FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually,
                  6.902%, 01/01/19 .............................................................      12,858,580
   3,019,706     FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 01/01/19 ......       3,016,717
  11,457,003     FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.059%, 09/01/18 ......      11,392,042
                 Federal National Mortgage Association (FNMA) (cont.)
$  4,761,287     FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.486%, 01/01/19 ......     $ 4,816,089
   4,141,631     FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.587%, 11/01/20 ......       4,331,690
   6,161,824     FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.321%, 05/01/19 ......       6,363,273
   3,446,028     FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually,
                  7.846%, 06/01/17 .............................................................       3,616,021
   6,019,772     FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 7.984%,
                  10/01/17 .....................................................................       6,186,941
   7,717,445     FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually,
                  7.197%, 07/01/17 .............................................................       7,914,857
   2,038,793     FNMA, Cap 12.911%, Margin 2.00% + 6 Month DR, Resets Semi-Annually,
                  7.34%, 02/01/18 ..............................................................       2,085,216
  10,387,280     FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.059%, 02/01/19 ......      10,328,384
   3,916,387     FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.671%, 12/01/19 .....       4,062,722
   5,918,532     FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 8.167%,
                  11/01/17 .....................................................................       6,092,064
   5,867,747     FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.699%, 06/01/19 .......       6,089,627
   8,935,414     FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.917%, 02/01/20 .......       8,926,567
   5,801,536     FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually,
                  7.025%, 12/01/20 .............................................................       5,922,730
   6,719,383     FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.646%, 04/01/19 .....       7,046,415
   6,097,744     FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.445%, 06/01/19 .....       6,300,582
   4,970,448     FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.435%, 04/01/19 .....       5,135,550
   2,998,185     ..........FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually,
                  7.64%, 11/01/26 ..............................................................       3,120,781
   3,186,936     FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.222%, 06/01/19 ......       3,292,360
   8,384,545     FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.756%, 10/01/19 ......       8,712,883
   8,349,234     FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.425%, 04/01/03 .......       8,414,024
  13,470,394     FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.626%, 09/01/22 .....      14,029,685
   6,517,556     FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 7.581%, 06/01/18 .....       6,745,274
   6,419,986     FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.649%, 03/01/21 .....       6,660,198
   9,093,045     FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.651%, 12/01/20 .....       9,521,690
   3,341,243     FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.515%, 03/01/19 ......       3,485,184
   5,081,477     FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually,
                  6.793%, 07/01/24 .............................................................       5,084,425
   4,724,670     FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.756%, 02/01/19 ......       4,940,020
   3,408,935     FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.89%, 12/01/18 .......       3,543,201
   6,827,171     FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.639%, 01/01/19 .....       7,076,138
   2,176,616     FNMA, Cap 14.142%, Margin 2.118% + CMT, Resets Annually, 7.699%, 03/01/21 .....       2,265,618
  11,539,668     FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.026%,
                  05/01/21 .....................................................................      11,820,312
   3,491,653     FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.646%, 03/01/20 ......       3,648,638
                 Federal National Mortgage Association (FNMA) (cont.)
$  9,064,700     FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.073%, 01/01/16 ......     $ 9,262,491
   3,469,132     FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 7.838%, 05/01/19 .....       3,639,155
   1,679,183     FNMA, Cap 15.381%, Margin 2.168% + CMT, Resets Annually, 7.681%, 02/01/20 .....       1,742,952
                                                                                                   -------------
                       Total Federal National Mortgage Association (Cost $265,816,131)..........     264,652,200
                                                                                                   -------------
                 Government National Mortgage Association (GNMA)4.0%
   8,050,679     GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.50%, 01/20/24 ........       8,200,342
   7,649,805     GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 6.00%, 07/20/25 ........       7,859,793
                                                                                                   -------------
                       Total Government National Mortgage Association (Cost $15,841,011)........      16,060,135
                                                                                                   -------------
                       Total Long Term Investments (Cost $381,367,161)..........................     380,757,717
                                                                                                   -------------
                 c,dReceivables from Repurchase Agreements5.6%
  22,683,326     Joint Repurchase Agreement, 5.529%, 11/01/96 (Maturity Value $22,786,276)
                  (Cost $22,782,777)
                   B.A. Securities, Inc., (Maturity Value $2,698,255)
                    Collateral: U.S. Treasury Bills, 03/06/97
                 U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                   Bear, Stearns & Co., Inc., (Maturity Value $2,698,255)
                    Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                   B.T. Securities Corp., (Maturity Value $2,023,692)
                    Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                   CIBC Wood Gundy Securities Corp., (Maturity Value $2,023,692)
                    Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,698,255)
                    Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                   Fuji Securities, Inc., (Maturity Value $2,360,973)
                    Collateral: U.S. Treasury Bills, 02/06/97
                 U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                   Lehman Brothers, Inc., (Maturity Value $2,698,255)
                    Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                   SBC Warburg, Inc., (Maturity Value $188,389)
                    Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                   The Nikko Securities Co. International, Inc., (Maturity Value $2,698,255)
                    Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                   UBS Securities, L.L.C., (Maturity Value $2,698,255)
                    Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00 .......      22,782,777
                                                                                                   -------------
                           Total Investments (Cost $404,149,938)99.3% ..........................     403,540,494
                           Other Assets and Liabilities, Net0.7% ...............................       2,890,503
                                                                                                   -------------
                           Net Assets100.0% ....................................................    $406,430,997
                                                                                                   =============


                 At October 31, 1996, the net unrealized depreciation based on the cost of investment for income tax purposes of $404,149,938 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there was
                  an excess of value over tax cost .............................................     $ 2,073,103
                   Aggregate gross unrealized depreciation for all investments in which there was
                  an excess of tax cost over value .............................................      (2,682,547)
                                                                                                   -------------
                   Net unrealized depreciation .................................................    $   (609,444)
                                                                                                   =============


PORTFOLIO ABBREVIATIONS :
3CMT   -  3 Year Constant Maturity Treasury Index
5CMT   -  5 Year Constant Maturity Treasury Index
CMT    -  1 Year Constant Maturity Treasury Index
COFI   -  Eleventh District Cost of Funds Index
DR     -  Discount Rate
L.L.C. -  Limited Liability Corp.
NCI    -  National Median Cost of Funds Index
TB     -  Treasury Bill Rate


cFace amount for repurchase agreements is for the underlying collateral. dSee Note 1(g) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

Statement of Investments in Securities and Net Assets, October 31, 1996 (cont.)


    Face                                                                                                Value
   Amount       Adjustable Rate Securities Portfolio                                                  (Note 1)
                Adjustable Rate Mortgage Securities 74.2%

$   859,602     FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%,
                 10/01/28 .......................................................................    $   859,027
    421,576     FNMA, Cap 13.86%, Margin 1.84% + CMT, Resets Annually, 7.304%, 08/01/16 .........        434,767
  1,043,468     Homeowners Federal Savings, Cap 13.00%, Margin 1.75% + CMT, Resets Annually,
                 7.269%, 01/25/18 ...............................................................      1,060,099
  1,273,625     PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 7.811%, 07/25/22 .........      1,269,645
    814,539     PHMS, Cap 12.02%, Margin 2.55% + CMT, Resets Annually, 8.049%, 04/25/22 .........        833,885
  1,787,466     RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.984%, 11/25/22 ..........      1,839,912
  1,307,837     RTC, Cap 12.66%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.377%,
                 04/26/21 .......................................................................      1,244,898
  1,880,129     RTC, Cap 14.69%, Margin 1.55% + 3CMT, Resets Every 3 Years, 7.607%, 06/25/22 ....      1,872,492
  1,303,687     RTC, Cap 16.48%, Margin NACR -0.15%, Resets Annually, 7.507%, 07/25/20 ..........      1,244,126
    870,156     Ryland Mortgage Securities Corp., Cap 11.00%, Margin 1.00% + COFI, Resets
                 Monthly, 5.819%, 04/25/21.......................................................        865,805
  2,021,632     Salomon Brothers Mortgage Securities, Cap 14.00%, Margin 0.96% + NACR,
                 Resets Annually, 7.897%, 10/25/16 ..............................................      2,017,842
    777,566     Saxon Mortgage Securities Corp., Cap 10.78%, Margin 2.78% + 6 Month LIBOR,
                 Resets Semi-Annually, 8.378%, 05/25/24 .........................................        803,109
    875,376     Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT, Resets
                 Annually, 7.932%, 12/25/18 .....................................................        889,875
                                                                                                   -------------
                      Total Adjustable Rate Mortgage Securities (Cost $15,650,299) ..............     15,235,482
                                                                                                   -------------
                Fixed Rate Mortgage Securities5.6%
  1,176,027     Countrywide Mortgage-Backed Securities, Inc., Series 1994-I, Class A8, 6.25%,
                 07/25/09 (Cost $1,143,687)......................................................      1,148,909
                                                                                                   -------------
                Other Adjustable Rate Securities  6.2%
  1,186,041     SBA, Cap 12.625%, Margin -0.125% + Prime, Resets Quarterly, 8.125%, 08/25/20
                 (Cost $1,278,701)...............................................................      1,278,701
                                                                                                   -------------
                U.S. Government Securities4.8%
  1,000,000     U.S. Treasury Notes, 4.75%, 08/31/98 (Cost $977,366) ............................        982,810
                                                                                                   -------------
                      Total Long Term Investments (Cost $19,050,053) ............................     18,645,902
                                                                                                   -------------
                c,dReceivables from Repurchase Agreements8.7%
  1,770,715     Joint Repurchase Agreement, 5.529%, 11/01/96 (Maturity Value $1,779,370)
                 (Cost $1,779,097)
                  B.A. Securities, Inc., (Maturity Value $210,706)
                   Collateral: U.S. Treasury Bills, 03/06/97
                U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                  Bear, Stearns & Co., Inc., (Maturity Value $210,706)
                   Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                  B.T. Securities Corp., (Maturity Value $158,029)
                   Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                  CIBC Wood Gundy Securities Corp., (Maturity Value $158,029)
                   Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $210,706)
                   Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                  Fuji Securities, Inc., (Maturity Value $184,367)
                   Collateral: U.S. Treasury Bills, 02/06/97
                U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                  Lehman Brothers, Inc., (Maturity Value $210,706)
                   Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                  SBC Warburg, Inc., (Maturity Value $14,709)
                   Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                  The Nikko Securities Co. International, Inc., (Maturity Value $210,706)
                   Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                  UBS Securities L.L.C., (Maturity Value $210,706)
                   Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00 .........   $  1,779,097
                                                                                                   -------------
                          Total Investments (Cost $20,829,150)99.5% .............................     20,424,999
                          Other Assets and Liabilities, Net0.5%..................................        109,248
                                                                                                   -------------
                          Net Assets100.0%.......................................................    $20,534,247
                                                                                                   =============


                At October 31, 1996, the net unrealized depreciation based on the cost of investments for income tax purposes of $20,829,150 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost ...................................................      $  32,899
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ..................................................       (437,050)
                                                                                                   -------------
                  Net unrealized depreciation ...................................................    $  (404,151)
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
3CMT    - 3 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - Eleventh District Cost of Funds Index
FNMA    - Federal National Mortgage Association
LIBOR   - London Interbank Offered Rate
L.L.C.  - Limited Liability Corp.
NACR    - National Average Contract Rate

NCI     - National Median Cost of Funds Index
PHMS    - Prudential Home Mortgage Securities
RFC     - Residential Finance Corp.
RTC     - Resolution Trust Corp.
SBA     - Small Business Administration
TB      -Treasury Bill Rate

cFace amount for repurchase agreements is for the underlying collateral. dSee Note 1(g) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements

Statements of Assets and Liabilities
October  31, 1996


                                                                               U.S. Government
                                                                               Adjustable Rate    Adjustable Rate
                                                                             Mortgage PortfolioSecurities Portfolio
                                                                                ------------       ------------
Assets:
 Investments in securities:
  At identified cost ......................................................     $ 381,367,161        $19,050,053
                                                                                ============       ============
  At value ................................................................       380,757,717         18,645,902
 Receivables from repurchase agreements, at value and cost ................        22,782,777          1,779,097
 Receivables:
  Interest ................................................................         2,899,056            109,504
  Investment securities sold ..............................................         1,223,499                 --
  Capital shares sold .....................................................                --             31,797
                                                                                ------------       ------------
      Total assets ........................................................       407,663,049         20,566,300
                                                                                ------------       ------------
Liabilities:
 Payables:
  Capital shares repurchased ..............................................         1,105,688             20,795
  Management fees .........................................................            67,001              8,104
 Accrued expenses and other liabilities ...................................            59,363              3,154
                                                                                ------------       ------------
      Total liabilities ...................................................         1,232,052             32,053
                                                                                ------------       ------------
Net assets, at value ......................................................     $ 406,430,997        $20,534,247
                                                                                ============       ============
Net assets consist of:
 Net unrealized depreciation on investments ...............................       $  (609,444)        $ (404,151)
 Net realized loss ........................................................      (137,820,589)        (2,743,716)
 Capital shares ...........................................................       544,861,030         23,682,114
                                                                                ------------       ------------
Net assets, at value ......................................................     $ 406,430,997        $20,534,247
                                                                                ============       ============
Shares outstanding ........................................................        43,397,073          2,083,336
                                                                                ============       ============
Net asset value per share..................................................                $9.37              $9.86
                                                                                ============       ============

The accompanying notes are an integral part of these financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements (cont.)

Statements of Operations
for the year ended October 31, 1996


                                                                               U.S. Government
                                                                               Adjustable Rate    Adjustable Rate
                                                                             Mortgage PortfolioSecurities Portfolio
                                                                                ------------       ------------
Investment income:
 Interest .................................................................       $30,994,231         $1,447,481
                                                                                ------------       ------------
Expenses:
 Management fees (Note 5) .................................................         1,891,159             89,969
 Professional fees ........................................................            49,542              7,416
 Custodian fees ...........................................................            15,719                837
 Trustees' fees and expenses ..............................................             7,003                336
 Reports to shareholders ..................................................             1,231                550
 Other ....................................................................            16,043              5,855
 Management fees waived by manager (Note 5) ...............................          (800,283)           (48,591)
                                                                                ------------       ------------
      Total expenses ......................................................         1,180,414             56,372
                                                                                ------------       ------------
      Net investment income ...............................................        29,813,817          1,391,109
                                                                                ------------       ------------
Realized and unrealized gain (loss) on investments:
 Net realized loss ........................................................          (419,303)           (37,828)
 Net unrealized appreciation ..............................................         2,011,283            139,862
                                                                                ------------       ------------
Net realized and unrealized gain on investments ...........................         1,591,980            102,034
                                                                                ------------       ------------
Net increase in net assets resulting from operations ......................       $31,405,797         $1,493,143
                                                                                ============       ============

The accompanying notes are an integral part of these financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended October 31, 1996 and 1995


                                                            U.S. Government                 Adjustable Rate
                                                  Adjustable Rate Mortgage Portfolio     Securities Portfolio
                                            -----------------------------------------------------------------
                                                         1996            1995            1996          1995
                                                      ----------      -----------      ---------    -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................   $  29,813,817  $   37,919,267   $  1,391,109   $   1,896,437
  Net realized loss from security transactions ..        (419,303)     (7,672,691)       (37,828)       (602,782)
  Net unrealized appreciation on investments ....       2,011,283      16,342,196        139,862         913,301
                                                      ----------      ------------      ----------     ---------
      Net increase in net assets from operations                       31,405,797     46,588,772       1,493,143
2,206,956
 Distributions to shareholders from undistributed
  net investment income (Note 1) ................     (29,813,817)    (37,919,267)    (1,391,109)     (1,896,437)
 Decrease in net assets from capital share
  transactions (Note 3) .........................    (117,962,940)   (233,338,662)    (6,646,687)    (14,850,372)
                                                      ----------      ------------      ----------     ---------
      Net decrease in net assets ................    (116,370,960)   (224,669,157)    (6,544,653)    (14,539,853)
Net assets (there is no undistributed net investment
 income at beginning or end of the year):
  Beginning of year .............................     522,801,957     747,471,114     27,078,900      41,618,753
                                                      ----------      ------------      ----------     ---------
  End of year ...................................    $406,430,997   $ 522,801,957    $20,534,247    $ 27,078,900
                                                      ==========      ============      ==========     =========

The accompanying notes are an integral part of these financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is a no load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently has two separate portfolios (the Portfolios) consisting of the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Portfolios may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Income Taxes:

The Portfolios intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Portfolios from income and excise taxes. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Portfolios normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the date following receipt of an investor's funds. Dividends declared by the Portfolios equal their net investment income.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Repurchase Agreements:

The Portfolios may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Portfolios based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Portfolios to the seller, collateralized by underlying U.S. government securities, which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1996, all outstanding repurchase agreements held by the Portfolios had been entered into on that date.

2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Portfolios had accumulated capital loss carryovers as follows:


                                            U.S. Government
                                             Adjustable Rate     Adjustable Rate
                                           Mortgage Portfolio Securities Portfolio
                                               -----------        ------------
Capital loss carryovers
 Expiring in:2000.....................          $ 45,439,616          $   57,701
             2001.....................            17,182,002              50,908
             2002.....................            67,102,060           1,987,888
             2003.....................             7,677,608             609,391
             2004.....................               419,303              37,828
                                                 -----------        ------------
                                                $137,820,589          $2,743,716
                                                 ===========        ============

For tax purposes, the aggregate cost of securities and unrealized depreciation of the Portfolios are the same as for financial statement purposes at October 31, 1996.

3. TRUST SHARES

At October 31, 1996, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Portfolios' shares for the years ended October 31, 1996 and 1995 were as follows:


                                                              U.S Government                Adjustable Rate
                                                    Adjustable Rate Mortgage Portfolio   Securities Portfolio
                                                -----------------------------------------------------------------
                                                          Shares         Amount          Shares        Amount
                                                         ---------     -----------      ---------     ---------
1996
 Shares sold .......................................     8,516,434   $   79,504,622      741,450   $   7,267,077
 Shares issued in reinvestment of distributions ....     3,196,067       29,832,645      141,790       1,391,107
 Shares redeemed ...................................   (24,351,072)    (227,300,207)  (1,560,875)    (15,304,871)
                                                         ---------     -----------     ----------       --------
      Net decrease..................................   (12,638,571)   $(117,962,940)    (677,635)  $  (6,646,687)
                                                         =========     ===========      ==========      ========

3. TRUST SHARES (cont.)
                                                              U.S Government                Adjustable Rate
                                                    Adjustable Rate Mortgage Portfolio   Securities Portfolio
                                                ---------------------------------------------------------------
                                                          Shares         Amount          Shares        Amount
                                                         ---------     -----------      ---------    ---------
1995
 Shares sold .......................................     8,454,626   $   78,435,001    1,241,431    $ 12,019,117
 Shares issued in reinvestment of distributions ....     4,106,743       37,916,533      196,161       1,906,803
 Shares redeemed ...................................   (37,893,534)    (349,690,196)  (2,973,631)    (28,776,292)
                                                         ---------     -----------      ----------      --------
      Net decrease..................................   (25,332,165)   $(233,338,662)  (1,536,039)   $(14,850,372)
                                                         =========     ===========      ==========      ========

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1996, were as follows:

                                           U.S. Government
                                           Adjustable Rate    Adjustable Rate
                                         Mortgage Portfolio Securities Portfolio
                                      -----------------------------------------
Purchases ..............................      $111,882,444        $10,068,072
Sales ..................................      $235,782,991        $17,653,846


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Portfolio, and receives fees computed monthly based on the average daily net assets of each Portfolio as follows:

  Annualized Fee Rate                 Average Daily Net Assets
  -------------       ---------------------------------
       0.400%         First $5 billion
       0.350%         Over $5 billion, up to and including $10 billion
       0.330%         Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion. Advisers agreed in advance to waive management fees for the Portfolios aggregating $848,874.

b. Other Affiliated Parties and Transactions:

As of October 31, 1996, 42,420,398 shares of the Mortgage Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund, and 976,675 shares were owned by the Franklin Institutional Adjustable U.S. Government Securities Fund. This represents 98% and 2%, respectively, of the outstanding shares of the Mortgage Portfolio.

As of October 31, 1996, 1,596,361 shares of the Securities Portfolio were owned by the Franklin Adjustable Rate Securities Fund and 485,550 shares were owned by the Franklin Institutional Adjustable Securities Fund. This represents 77% and 23%, respectively, of the outstanding shares of the Securities Portfolio. The remaining 1,425 shares of the Securities Portfolio were owned by Franklin Resources, Inc. (Resources).

Certain officers and trustees of the Trust are also officers and/or directors of Advisers (a wholly-owned subsidiary of Resources), and of the Franklin Adjustable U.S. Government Securities Fund and the Franklin Adjustable Rate Securities Fund.


6 FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period by Portfolio are as follows:



                         Per Share Operating Performance                                            Ratios/Supplemental Data
      ---------------------------------------------------------------------
                                                                                                              Ratio of Net
          Net Asset           Net Realized             Distributions                                 Ratio of  Investment
  Year    Value at      Net   & Unrealized  Total From   From Net   Net Asset         Net Assets at Expenses to Income to Portfolio
  Ended   Beginning Investment Gain (Loss)  Investment  InvestmentValue at End  Total  End of Period Average NetAverage NetTurnover
Oct. 31,  of Period   Income  on Securities Operations    Income    of Period  Return+  (in 000's)    Assets++    Assets     Rate

U.S. Government Adjustable Rate Mortgage Portfolio:
19931       $10.01    $.544      $(.100)     $ .444      $(.544)    $  9.91    4.53%     $4,201,411    .30%       5.49%     66.44%
19932         9.91     .313       (.090)       .223       (.313)       9.82    2.28       2,130,229    .27*       4.15*     76.55
1994          9.82     .415       (.630)      (.215)      (.415)       9.19   (2.22)        747,471    .02        4.01      56.43
1995          9.19     .572        .140        .712       (.572)       9.33    7.99         522,802    .18        6.17      20.16
1996          9.33     .589        .040        .629       (.589)       9.37    6.95         406,431    .25        6.31      24.63
Adjustable Rate Securities Portfolio:
19931        10.00     .599        .020        .619       (.599)      10.02    6.36          44,656      --       5.80      88.92
19932        10.02     .368        .010        .378       (.368)      10.03    3.83         124,309    .11*       4.76*    158.70
1994         10.03     .469       (.340)       .129       (.469)       9.69    1.32          41,619    .25        4.55     192.06
1995          9.69     .625        .120        .745       (.625)       9.81    7.94          27,079    .25        6.36      50.29
1996          9.81     .607        .050        .657       (.607)       9.86    6.91          20,534    .25        6.19      46.78

*Annualized
1For the year ended January 31, 1993.
2For the nine months ended October 31, 1993
+Total return measures the change in value of an investment over the period indicated. It is not annualized. It assumes reinvestment of dividends and capital gains, if any, at net asset value.
++During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Portfolios. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                     Ratio of Expenses to
                                       Average Net Assets
U.S. Government Adjustable
Rate Mortgage Portfolio:
19931.................................       .42%
19932.................................       .41*
1994..................................       .42
1995..................................       .43
1996..................................       .42

                                    Ratio of Expenses to
                                     Average Net Assets
Adjustable Rate Securities Portfolio:
19931.................................       .64%
19932.................................       .47*
1994..................................       .43
1995..................................       .47
1996..................................       .47



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Report of Independent Auditors



To the Shareholders and Board of Trustees

of Adjustable Rate Securities Portfolios:

We have audited the accompanying statements of assets and liabilities of the two Portfolios comprising the Adjustable Rate Securities Portfolios (the Trust), including each Portfolio's statement of investments in securities and net assets, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the two Portfolios comprising the Adjustable Rate Securities Portfolios as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California

December 4, 1996





Franklin Investors Securities Trust Annual Report 10/31/96.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the fund's Class I Shares with the Salomon Brothers World Government Hedged Index and the JP Morgan Global Government Bond Index, based on a $10,000 investment from 3/15/88 to 10/31/96.


Period Ending                    Fund          Index   Index

         3/15/88                $9,579        $10,000   $10,000
         3/31/88                $9,607        $10,000   $10,041
         4/30/88                $9,626         $9,988    $9,995
         5/31/88                $9,799         $9,962    $9,888
         6/30/88                $9,866        $10,054    $9,800
         7/31/88                $9,933        $10,048    $9,724
         8/31/88                $9,868        $10,031    $9,654
         9/30/88                $9,949        $10,234    $9,895
        10/31/88               $10,245        $10,439   $10,284
        11/30/88               $10,425        $10,393   $10,374
        12/31/88               $10,351        $10,444   $10,312
         1/31/89               $10,513        $10,539   $10,210
         2/28/89               $10,364        $10,451   $10,193
         3/31/89               $10,366        $10,521   $10,107
         4/30/89               $10,421        $10,668   $10,274
         5/31/89               $10,268        $10,795   $10,162
         6/30/89               $10,608        $11,023   $10,394
         7/31/89               $10,823        $11,261   $10,808
         8/31/89               $10,880        $11,172   $10,489
         9/30/89               $10,764        $11,166   $10,654
        10/31/89               $10,658        $11,304   $10,791
        11/30/89               $10,761        $11,343   $10,887
        12/31/89               $10,931        $11,369   $11,013
         1/31/90               $10,844        $11,173   $10,849
         2/28/90               $10,689        $11,091   $10,732
         3/31/90               $10,819        $11,093   $10,667
         4/30/90               $10,752        $11,039   $10,625
         5/31/90               $10,978        $11,326   $10,965
         6/30/90               $11,312        $11,446   $11,163
         7/31/90               $11,602        $11,543   $11,492
         8/31/90               $11,449        $11,380   $11,402
         9/30/90               $11,415        $11,406   $11,508
        10/31/90               $11,468        $11,665   $11,963
        11/30/90               $11,670        $11,885   $12,174
        12/31/90               $11,761        $12,037   $12,310
         1/31/91               $11,905        $12,216   $12,589
         2/28/91               $12,241        $12,332   $12,600
         3/31/91               $12,013        $12,369   $12,206
         4/30/91               $12,199        $12,472   $12,354
         5/31/91               $12,347        $12,530   $12,365
         6/30/91               $12,246        $12,492   $12,200
         7/31/91               $12,491        $12,628   $12,459
         8/31/91               $12,564        $12,849   $12,717
         9/30/91               $12,898        $13,094   $13,181
        10/31/91               $13,076        $13,192   $13,310
        11/30/91               $13,058        $13,282   $13,527
        12/31/91               $13,435        $13,627   $14,210
         1/31/92               $13,403        $13,581   $13,932
         2/29/92               $13,415        $13,631   $13,891
         3/31/92               $13,399        $13,551   $13,763
         4/30/92               $13,527        $13,620   $13,878
         5/31/92               $13,817        $13,811   $14,272
         6/30/92               $13,799        $13,939   $14,661
         7/31/92               $13,916        $14,156   $14,984
         8/31/92               $13,819        $14,250   $15,383
         9/30/92               $13,193        $14,468   $15,367
        10/31/92               $13,434        $14,524   $14,983
        11/30/92               $13,162        $14,516   $14,718
        12/31/92               $13,402        $14,700   $14,858
         1/31/93               $13,597        $14,929   $15,109
         2/28/93               $13,856        $15,210   $15,352
         3/31/93               $14,357        $15,202   $15,588
         4/30/93               $14,780        $15,254   $15,872
         5/31/93               $15,013        $15,286   $15,974
         6/30/93               $14,954        $15,595   $15,986
         7/31/93               $14,910        $15,735   $15,993
         8/31/93               $15,280        $16,061   $16,466
         9/30/93               $15,254        $16,154   $16,641
        10/31/93               $15,695        $16,296   $16,633
        11/30/93               $15,331        $16,308   $16,511
        12/31/93               $15,899        $16,523   $16,679
         1/31/94               $16,213        $16,535   $16,836
         2/28/94               $15,720        $16,202   $16,651
         3/31/94               $15,067        $15,996   $16,574
         4/30/94               $15,057        $15,896   $16,561
         5/31/94               $15,169        $15,813   $16,425
         6/30/94               $14,414        $15,693   $16,619
         7/31/94               $14,618        $15,861   $16,775
         8/31/94               $14,770        $15,769   $16,732
         9/30/94               $14,741        $15,717   $16,816
        10/31/94               $14,814        $15,745   $17,068
        11/30/94               $14,796        $15,863   $16,853
        12/31/94               $14,665        $15,906   $16,891
         1/31/95               $14,573        $16,125   $17,233
         2/28/95               $14,781        $16,377   $17,677
         3/31/95               $15,085        $16,644   $18,577
         4/30/95               $15,449        $16,892   $18,874
         5/31/95               $15,855        $17,481   $19,401
         6/30/95               $15,913        $17,509   $19,521
         7/31/95               $16,049        $17,627   $19,613
         8/31/95               $16,090        $17,775   $19,068
         9/30/95               $16,448        $18,020   $19,499
        10/31/95               $16,688        $18,240   $19,690
        11/30/95               $16,950        $18,586   $19,908
        12/31/95               $17,315        $18,778   $20,155
         1/31/96               $17,356        $18,956   $19,950
         2/29/96               $17,068        $18,687   $19,832
         3/31/96               $17,131        $18,751   $19,802
         4/30/96               $17,318        $18,824   $19,729
         5/31/96               $17,443        $18,916   $19,749
         6/30/96               $17,695        $19,098   $19,922
         7/31/96               $17,717        $19,197   $20,289
         8/31/96               $17,993        $19,364   $20,374
         9/30/96               $18,314        $19,732   $20,486
        10/31/96               $18,657        $20,095   $20,892



GRAPHIC MATERIAL (2)

 The following line graph hypothetically compares the performance of the fund's Class II Shares with the Salomon Brothers World Government Hedged Index and the JP Morgan Global Government Bond Index, based on a $10,000 investment from 5/1/95 to 10/31/96.


Period Ending                     Fund            Index               Index

          5/1/95                $9,901           $10,000             $10,000
         5/31/95               $10,171           $10,349             $10,279
         6/30/95               $10,204           $10,366             $10,343
         7/31/95               $10,273           $10,435             $10,391
         8/31/95               $10,294           $10,523             $10,102
         9/30/95               $10,518           $10,668             $10,331
        10/31/95               $10,670           $10,798             $10,432
        11/30/95               $10,834           $11,003             $10,548
        12/31/95               $11,063           $11,117             $10,679
         1/31/96               $11,084           $11,222             $10,570
         2/29/96               $10,895           $11,063             $10,507
         3/31/96               $10,929           $11,100             $10,492
         4/30/96               $11,029           $11,144             $10,453
         5/31/96               $11,117           $11,198             $10,463
         6/30/96               $11,272           $11,306             $10,555
         7/31/96               $11,280           $11,365             $10,749
         8/31/96               $11,451           $11,463             $10,795
         9/30/96               $11,650           $11,681             $10,854
        10/31/96               $11,766           $11,896             $11,069



GRAPHIC MATERIAL (3)

The following line graph illustrates the fluctuating yields of the one-year and five-year U.S. Treasuries from 11/30/95 through 10/31/96.


         Period Ending  Five-Year         One-Year

              Nov-95      5.53%             5.36%
              Dec-95      5.38%             5.18%
              Jan-96      5.25%             4.90%
              Feb-96      5.73%             5.23%
              Mar-96      6.10%             5.41%
              Apr-96      6.40%             5.62%
              May-96      6.64%             5.77%
              Jun-96      6.47%             5.70%
              Jul-96      6.57%             5.85%
              Aug-96      6.73%             5.91%
              Sep-96      6.46%             5.71%
              Oct-96      6.10%             5.44%



GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the fund with the Lehman Brothers Short U.S. Treasury 1-5 Year Index and the Consumer Price Index, based on a $10,000 investment from 4/15/87 through 10/31/96.


           Period Ending   Fund          Index      Index


              4/15/87      9776        $10,000    $10,000
               Apr-87     9,796         $9,945    $10,027
               May-87     9,825         $9,947    $10,062
               Jun-87     9,912        $10,060    $10,097
               Jul-87     9,942        $10,105    $10,124
               Aug-87     9,942        $10,106    $10,177
               Sep-87     9,894        $10,034    $10,230
               Oct-87    10,111        $10,277    $10,257
               Nov-87    10,161        $10,344    $10,266
               Dec-87    10,231        $10,423    $10,266
               Jan-88    10,402        $10,617    $10,293
               Feb-88    10,483        $10,715    $10,319
               Mar-88    10,495        $10,710    $10,364
               Apr-88    10,496        $10,713    $10,418
               May-88    10,486        $10,687    $10,453
               Jun-88    10,590        $10,816    $10,498
               Jul-88    10,591        $10,808    $10,542
               Aug-88    10,603        $10,819    $10,586
               Sep-88    10,729        $10,968    $10,657
               Oct-88    10,838        $11,094    $10,693
               Nov-88    10,799        $11,036    $10,701
               Dec-88    10,823        $11,049    $10,719
               Jan-89    10,902        $11,141    $10,773
               Feb-89    10,905        $11,122    $10,817
               Mar-89    10,952        $11,170    $10,880
               Apr-89    11,119        $11,377    $10,950
               May-89    11,253        $11,554    $11,013
               Jun-89    11,433        $11,806    $11,039
               Jul-89    11,580        $12,014    $11,066
               Aug-89    11,482        $11,896    $11,084
               Sep-89    11,540        $11,958    $11,119
               Oct-89    11,736        $12,174    $11,172
               Nov-89    11,830        $12,286    $11,199
               Dec-89    11,867        $12,330    $11,217
               Jan-90    11,881        $12,305    $11,333
               Feb-90    11,954        $12,360    $11,386
               Mar-90    11,980        $12,385    $11,449
               Apr-90    11,982        $12,386    $11,467
               May-90    12,176        $12,608    $11,493
               Jun-90    12,311        $12,755    $11,555
               Jul-90    12,447        $12,926    $11,599
               Aug-90    12,474        $12,940    $11,706
               Sep-90    12,587        $13,050    $11,804
               Oct-90    12,726        $13,213    $11,875
               Nov-90    12,854        $13,365    $11,901
               Dec-90    13,012        $13,538    $11,901
               Jan-91    13,116        $13,670    $11,973
               Feb-91    13,195        $13,752    $11,991
               Mar-91    13,275        $13,838    $12,009
               Apr-91    13,394        $13,979    $12,027
               May-91    13,462        $14,061    $12,063
               Jun-91    13,495        $14,095    $12,098
               Jul-91    13,607        $14,236    $12,116
               Aug-91    13,800        $14,471    $12,151
               Sep-91    13,953        $14,668    $12,204
               Oct-91    14,108        $14,839    $12,223
               Nov-91    14,237        $15,007    $12,258
               Dec-91    14,581        $15,297    $12,267
               Jan-92    14,380        $15,219    $12,285
               Feb-92    14,413        $15,258    $12,329
               Mar-92    14,344        $15,222    $12,392
               Apr-92    14,470        $15,369    $12,410
               May-92    14,680        $15,557    $12,427
               Jun-92    14,907        $15,759    $12,472
               Jul-92    15,221        $16,005    $12,498
               Aug-92    15,379        $16,167    $12,533
               Sep-92    15,647        $16,362    $12,568
               Oct-92    15,395        $16,198    $12,612
               Nov-92    15,302        $16,143    $12,630
               Dec-92    15,549        $16,324    $12,621
               Jan-93    15,838        $16,582    $12,683
               Feb-93    16,114        $16,776    $12,727
               Mar-93    16,180        $16,833    $12,772
               Apr-93    16,277        $16,961    $12,807
               May-93    16,222        $16,903    $12,825
               Jun-93    16,434        $17,086    $12,843
               Jul-93    16,455        $17,117    $12,843
               Aug-93    16,707        $17,322    $12,879
               Sep-93    16,759        $17,379    $12,906
               Oct-93    16,787        $17,421    $12,959
               Nov-93    16,691        $17,383    $12,968
               Dec-93    16,754        $17,452    $12,968
               Jan-94    16,924        $17,597    $13,003
               Feb-94    16,668        $17,418    $13,047
               Mar-94    16,442        $17,247    $13,092
               Apr-94    16,311        $17,147    $13,110
               May-94    16,324        $17,166    $13,119
               Jun-94    16,321        $17,192    $13,164
               Jul-94    16,514        $17,379    $13,199
               Aug-94    16,550        $17,433    $13,252
               Sep-94    16,439        $17,339    $13,288
               Oct-94    16,462        $17,361    $13,297
               Nov-94    16,370        $17,274    $13,315
               Dec-94    16,393        $17,314    $13,315
               Jan-95    16,632        $17,577    $13,368
               Feb-95    16,888        $17,874    $13,421
               Mar-95    16,978        $17,974    $13,466
               Apr-95    17,124        $18,160    $13,510
               May-95    17,456        $18,577    $13,537
               Jun-95    17,553        $18,689    $13,564
               Jul-95    17,599        $18,730    $13,564
               Aug-95    17,696        $18,857    $13,599
               Sep-95    17,777        $18,963    $13,627
               Oct-95    17,927        $19,147    $13,672
               Nov-95    18,077        $19,346    $13,662
               Dec-95    18,211        $19,514    $13,652
               Jan-96    18,328        $19,692    $13,733
               Feb-96    18,253        $19,556    $13,777
               Mar-96    18,212        $19,493    $13,849
               Apr-96    18,207        $19,476    $13,903
               May-96    18,221        $19,489    $13,929
               Jun-96    18,361        $19,655    $13,937
               Jul-96    18,411        $19,724    $13,964
               Aug-96    18,462        $19,775    $13,990
               Sep-96    18,621        $19,989    $14,035
               Oct-96    18,818        $20,263    $14,080

         Total Return    88.18%        102.63%     40.80%



GRAPHIC MATERIAL (5)

This chart demonstrates in bar format the breakdown of the fund's securities based on total net assets, contrasting 10/31/95 and 10/31/96 holdings.


Portfolio Breakdown on October 31, 1995 vs. October 31, 1996

Convertible Bonds                   65.9%          63.0%
Convertible Preferred Stocks        27.0%          20.5%
Corporate Bonds                      0.0%           3.1%
Common Stocks                        0.0%           3.0%
Cash & Short-Term Investments        7.1%          10.4%



GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the fund's Class I Shares with the Goldman Sachs Convertible 100 Index, based on a $10,000 investment from 4/15/87 to 10/31/96.


Period Ending    Fund     Index   Index

     4/15/87     $9,545      $10,000
     4/30/87     $9,555       $9,981
     5/31/87     $9,642       $9,942
     6/30/87     $9,691      $10,146
     7/31/87     $9,932      $10,578
     8/31/87    $10,126      $10,799
     9/30/87     $9,922      $10,540
    10/31/87     $8,690       $8,610
    11/30/87     $8,572       $8,404
    12/31/87     $8,864       $8,771
     1/31/88     $9,100       $9,217
     2/29/88     $9,477       $9,594
     3/31/88     $9,584       $9,681
     4/30/88     $9,703       $9,790
     5/31/88     $9,639       $9,721
     6/30/88    $10,015      $10,101
     7/31/88     $9,878       $9,947
     8/31/88     $9,740       $9,737
     9/30/88     $9,810       $9,821
    10/31/88     $9,974       $9,980
    11/30/88     $9,887       $9,779
    12/31/88     $9,863       $9,944
     1/31/89    $10,320      $10,433
     2/28/89    $10,349      $10,467
     3/31/89    $10,291      $10,538
     4/30/89    $10,658      $10,822
     5/31/89    $10,885      $10,954
     6/30/89    $10,848      $10,841
     7/31/89    $11,088      $10,986
     8/31/89    $11,342      $11,223
     9/30/89    $11,249      $11,013
    10/31/89    $10,839      $10,565
    11/30/89    $10,961      $10,702
    12/31/89    $11,062      $10,684
     1/31/90    $10,748      $10,132
     2/28/90    $10,814      $10,205
     3/31/90    $11,066      $10,364
     4/30/90    $10,816      $10,000
     5/31/90    $11,307      $10,624
     6/30/90    $11,481      $10,597
     7/31/90    $11,322      $10,481
     8/31/90    $10,611       $9,898
     9/30/90    $10,039       $9,347
    10/31/90     $9,537       $8,842
    11/30/90     $9,974       $9,337
    12/31/90    $10,425       $9,585
     1/31/91    $10,828      $10,108
     2/28/91    $11,498      $10,715
     3/31/91    $11,930      $10,954
     4/30/91    $12,208      $11,061
     5/31/91    $12,672      $11,465
     6/30/91    $12,251      $11,108
     7/31/91    $12,771      $11,410
     8/31/91    $13,229      $11,778
     9/30/91    $13,252      $11,746
    10/31/91    $13,382      $11,979
    11/30/91    $13,217      $11,665
    12/31/91    $13,931      $12,240
     1/31/92    $14,279      $12,832
     2/29/92    $14,506      $13,127
     3/31/92    $14,309      $12,974
     4/30/92    $14,361      $12,983
     5/31/92    $14,634      $13,265
     6/30/92    $14,394      $13,131
     7/31/92    $14,909      $13,591
     8/31/92    $14,722      $13,584
     9/30/92    $14,943      $13,861
    10/31/92    $15,124      $13,887
    11/30/92    $15,765      $14,208
    12/31/92    $16,193      $14,401
     1/31/93    $16,624      $14,728
     2/28/93    $16,562      $14,899
     3/31/93    $17,215      $15,401
     4/30/93    $17,181      $15,374
     5/31/93    $17,649      $15,758
     6/30/93    $17,839      $15,996
     7/31/93    $18,043      $15,956
     8/31/93    $18,698      $16,400
     9/30/93    $18,995      $16,419
    10/31/93    $19,399      $16,670
    11/30/93    $19,039      $16,610
    12/31/93    $19,519      $16,868
     1/31/94    $20,049      $17,283
     2/28/94    $19,976      $17,205
     3/31/94    $19,246      $16,691
     4/30/94    $18,954      $16,390
     5/31/94    $19,027      $16,439
     6/30/94    $19,004      $16,278
     7/31/94    $19,425      $16,617
     8/31/94    $19,896      $17,085
     9/30/94    $19,810      $16,834
    10/31/94    $19,820      $16,755
    11/30/94    $19,251      $16,167
    12/31/94    $19,200      $16,049
     1/31/95    $19,079      $16,367
     2/28/95    $19,477      $16,909
     3/31/95    $20,035      $17,407
     4/30/95    $20,576      $17,827
     5/31/95    $21,190      $18,338
     6/30/95    $21,805      $18,953
     7/31/95    $22,689      $19,535
     8/31/95    $22,903      $19,779
     9/30/95    $23,330      $20,010
    10/31/95    $22,828      $19,574
    11/30/95    $23,421      $20,355
    12/31/95    $23,845      $20,467
     1/31/96    $24,286      $21,050
     2/29/96    $24,668      $21,410
     3/31/96    $24,919      $21,706
     4/30/96    $25,519      $21,908
     5/31/96    $26,043      $22,300
     6/30/96    $25,633      $22,146
     7/31/96    $24,697      $21,408
     8/31/96    $25,580      $22,091
     9/30/96    $26,585      $22,812
    10/31/96    $26,643      $22,686



GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the fund's Class II Shares with the Goldman Sachs Convertible 100 Index, based on a $10,000 investment from 10/2/95 to 10/31/96.


Period Ending         Fund          Index   Index

     10/2/95     $9,901       $10,000
    10/31/95     $9,708       $9,782
    11/30/95     $9,964       $10,172
    12/31/95     $10,125      $10,228
     1/31/96     $10,317      $10,520
     2/29/96     $10,468      $10,700
     3/31/96     $10,571      $10,847
     4/30/96     $10,822      $10,948
     5/31/96     $11,032      $11,144
     6/30/96     $10,854      $11,067
     7/31/96     $10,451      $10,699
     8/31/96     $10,812      $11,040
     9/30/96     $11,232      $11,400
    10/31/96     $11,146      $11,337



GRAPHIC MATERIAL (8)

The following line graph compares the fund's distribution rate against the T-Bill Annualized Yield, from 11/1/95 through 10/31/96.


Period Ending           Fund                T-BIll

         11/1/95       6.02%                  5.46%
        11/30/95       6.00%                  5.36%
        12/31/95       5.76%                  5.18%
         1/31/96       5.75%                  4.90%
         2/29/96       5.78%                  5.23%
         3/31/96       5.77%                  5.41%
         4/30/96       6.05%                  5.62%
         5/31/96       6.05%                  5.77%
         6/30/96       6.03%                  5.70%
         7/31/96       6.04%                  5.85%
         8/31/96       6.06%                  5.91%
         9/30/96       5.79%                  5.71%
        10/31/96       5.51%                  5.44%



GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the fund with the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6 month CD Index, based on a $10,000 investment from 10/20/87 through 10/31/96.


Period Ending              Fund          Index       Index


             10/20/87      9775          10000      10000
               Oct-87     9,775        $10,065    $10,034
               Nov-87     9,775        $10,126    $10,085
               Dec-87     9,834        $10,189    $10,170
               Jan-88     9,941        $10,331    $10,249
               Feb-88    10,020        $10,412    $10,307
               Mar-88    10,078        $10,443    $10,355
               Apr-88    10,097        $10,464    $10,396
               May-88    10,076        $10,463    $10,439
               Jun-88    10,164        $10,560    $10,505
               Jul-88    10,183        $10,576    $10,546
               Aug-88    10,203        $10,602    $10,605
               Sep-88    10,283        $10,716    $10,689
               Oct-88    10,384        $10,817    $10,769
               Nov-88    10,424        $10,802    $10,810
               Dec-88    10,464        $10,832    $10,890
               Jan-89    10,537        $10,915    $10,970
               Feb-89    10,558        $10,921    $11,003
               Mar-89    10,605        $10,972    $11,089
               Apr-89    10,726        $11,104    $11,212
               May-89    10,816        $11,252    $11,322
               Jun-89    10,925        $11,438    $11,430
               Jul-89    11,004        $11,593    $11,544
               Aug-89    11,085        $11,545    $11,599
               Sep-89    11,187        $11,615    $11,674
               Oct-89    11,325        $11,768    $11,788
               Nov-89    11,429        $11,872    $11,874
               Dec-89    11,546        $11,918    $11,954
               Jan-90    11,607        $11,946    $12,028
               Feb-90    11,692        $12,011    $12,102
               Mar-90    11,786        $12,054    $12,174
               Apr-90    11,866        $12,094    $12,246
               May-90    11,972        $12,265    $12,355
               Jun-90    12,063        $12,385    $12,441
               Jul-90    12,175        $12,521    $12,547
               Aug-90    12,261        $12,574    $12,622
               Sep-90    12,359        $12,667    $12,695
               Oct-90    12,446        $12,800    $12,794
               Nov-90    12,534        $12,915    $12,866
               Dec-90    12,647        $13,058    $12,991
               Jan-91    12,758        $13,178    $13,100
               Feb-91    12,866        $13,265    $13,178
               Mar-91    12,973        $13,357    $13,271
               Apr-91    13,055        $13,472    $13,358
               May-91    13,134        $13,548    $13,422
               Jun-91    13,184        $13,608    $13,471
               Jul-91    13,323        $13,714    $13,553
               Aug-91    13,422        $13,885    $13,650
               Sep-91    13,544        $14,011    $13,724
               Oct-91    13,626        $14,148    $13,807
               Nov-91    13,665        $14,289    $13,887
               Dec-91    13,743        $14,475    $13,971
               Jan-92    13,773        $14,476    $14,029
               Feb-92    13,844        $14,518    $14,069
               Mar-92    13,900        $14,534    $14,110
               Apr-92    13,939        $14,658    $14,179
               May-92    14,030        $14,780    $14,232
               Jun-92    14,122        $14,908    $14,281
               Jul-92    14,133        $15,062    $14,360
               Aug-92    14,193        $15,169    $14,403
               Sep-92    14,251        $15,294    $14,462
               Oct-92    14,210        $15,224    $14,487
               Nov-92    14,239        $15,209    $14,501
               Dec-92    14,294        $15,339    $14,569
               Jan-93    14,346        $15,479    $14,625
               Feb-93    14,411        $15,588    $14,664
               Mar-93    14,430        $15,631    $14,704
               Apr-93    14,505        $15,716    $14,748
               May-93    14,507        $15,682    $14,773
               Jun-93    14,585        $15,780    $14,813
               Jul-93    14,634        $15,818    $14,856
               Aug-93    14,681        $15,928    $14,903
               Sep-93    14,664        $15,977    $14,945
               Oct-93    14,631        $16,012    $14,982
               Nov-93    14,523        $16,026    $15,018
               Dec-93    14,487        $16,083    $15,064
               Jan-94    14,538        $16,173    $15,113
               Feb-94    14,452        $16,102    $15,112
               Mar-94    14,348        $16,060    $15,146
               Apr-94    14,255        $16,017    $15,169
               May-94    14,320        $16,044    $15,209
               Jun-94    14,360        $16,088    $15,256
               Jul-94    14,420        $16,217    $15,323
               Aug-94    14,420        $16,272    $15,383
               Sep-94    14,404        $16,259    $15,421
               Oct-94    14,240        $16,305    $15,481
               Nov-94    14,233        $16,253    $15,515
               Dec-94    14,202        $16,292    $15,576
               Jan-95    14,316        $16,490    $15,685
               Feb-95    14,480        $16,687    $15,781
               Mar-95    14,565        $16,782    $15,858
               Apr-95    14,700        $16,918    $15,950
               May-95    15,011        $17,153    $16,055
               Jun-95    14,958        $17,244    $16,135
               Jul-95    15,051        $17,325    $16,224
               Aug-95    15,177        $17,420    $16,302
               Sep-95    15,255        $17,499    $16,375
               Oct-95    15,317        $17,628    $16,462
               Nov-95    15,462        $17,758    $16,549
               Dec-95    15,505        $17,883    $16,642
               Jan-96    15,615        $18,024    $16,732
               Feb-96    15,625        $17,984    $16,797
               Mar-96    15,719        $17,995    $16,856
               Apr-96    15,732        $18,029    $16,928
               May-96    15,796        $18,083    $17,000
               Jun-96    15,946        $18,205    $17,066
               Jul-96    15,994        $18,277    $17,139
               Aug-96    16,042        $18,352    $17,230
               Sep-96    16,156        $18,499    $17,315
               Oct-96    16,320        $18,684    $17,405

         Total Return    63.20%         86.84%     74.05%



GRAPHIC MATERIAL (10)

This chart shows in bar format the fund's top five investment sectors on 10/31/96, based on total net assets.


Top Five Investment Sectors on October 31, 1996

Oil Integrated                      15.8%
Electric Utilities                  14.7%
Telephone Utilities                 10.2%
Financial Services                   6.5%
Real Estate Investment Trusts        5.8%



GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the fund's Class I Shares with the Standard & Poor's 500 Stock Index and the Consumer Price Index, based on a $10,000 investment from 3/15/88 to 10/31/96.


Period Ending      Fund        Index      Index

     3/15/88     $9,551      $10,000    $10,000
     3/31/96     $9,561       $9,841    $10,022
     4/30/88     $9,532       $9,950    $10,074
     5/31/88     $9,694      $10,036    $10,108
     6/30/88    $10,029      $10,496    $10,152
     7/31/88    $10,057      $10,457    $10,194
     8/31/88     $9,943      $10,101    $10,237
     9/30/88    $10,251      $10,531    $10,306
    10/31/88    $10,445      $10,824    $10,340
    11/30/88    $10,313      $10,669    $10,348
    12/31/88    $10,384      $10,856    $10,366
     1/31/89    $10,962      $11,651    $10,418
     2/28/89    $10,824      $11,361    $10,460
     3/31/89    $11,057      $11,625    $10,521
     4/30/89    $11,472      $12,229    $10,589
     5/31/89    $11,817      $12,724    $10,650
     6/30/89    $11,860      $12,651    $10,675
     7/31/89    $12,660      $13,794    $10,701
     8/31/89    $12,819      $14,064    $10,718
     9/30/89    $12,813      $14,007    $10,752
    10/31/89    $12,455      $13,682    $10,804
    11/30/89    $12,637      $13,961    $10,830
    12/31/89    $12,872      $14,296    $10,847
     1/31/90    $12,242      $13,336    $10,959
     2/28/90    $12,438      $13,509    $11,010
     3/31/90    $12,516      $13,866    $11,071
     4/30/90    $12,091      $13,521    $11,089
     5/31/90    $12,882      $14,840    $11,114
     6/30/90    $12,747      $14,740    $11,174
     7/31/90    $12,479      $14,693    $11,217
     8/31/90    $11,528      $13,365    $11,320
     9/30/90    $11,002      $12,714    $11,415
    10/31/90    $10,907      $12,659    $11,483
    11/30/90    $11,605      $13,477    $11,509
    12/31/90    $11,734      $13,853    $11,509
     1/31/91    $12,162      $14,457    $11,578
     2/28/91    $12,911      $15,491    $11,595
     3/31/91    $13,079      $15,865    $11,613
     4/30/91    $13,176      $15,904    $11,630
     5/31/91    $13,718      $16,589    $11,665
     6/30/91    $13,152      $15,829    $11,699
     7/31/91    $13,686      $16,567    $11,716
     8/31/91    $14,092      $16,960    $11,750
     9/30/91    $14,122      $16,676    $11,802
    10/31/91    $14,354      $16,900    $11,820
    11/30/91    $14,050      $16,219    $11,854
    12/31/91    $15,044      $18,074    $11,862
     1/31/92    $14,965      $17,738    $11,880
     2/29/92    $15,178      $17,967    $11,923
     3/31/92    $14,988      $17,616    $11,984
     4/30/92    $15,706      $18,134    $12,000
     5/31/92    $15,861      $18,223    $12,017
     6/30/92    $15,979      $17,952    $12,060
     7/31/92    $16,732      $18,686    $12,086
     8/31/92    $16,464      $18,303    $12,120
     9/30/92    $16,370      $18,517    $12,153
    10/31/92    $16,213      $18,580    $12,196
    11/30/92    $16,663      $19,212    $12,213
    12/31/92    $17,037      $19,448    $12,205
     1/31/93    $17,431      $19,611    $12,264
     2/28/93    $17,944      $19,878    $12,307
     3/31/93    $18,419      $20,297    $12,350
     4/30/93    $18,385      $19,806    $12,385
     5/31/93    $18,655      $20,335    $12,402
     6/30/93    $18,809      $20,394    $12,420
     7/31/93    $19,002      $20,312    $12,420
     8/31/93    $19,690      $21,082    $12,454
     9/30/93    $19,818      $20,920    $12,481
    10/31/93    $20,121      $21,353    $12,532
    11/30/93    $19,912      $21,150    $12,540
    12/31/93    $20,074      $21,406    $12,540
     1/31/94    $20,543      $22,134    $12,574
     2/28/94    $19,975      $21,534    $12,617
     3/31/94    $19,133      $20,595    $12,660
     4/30/94    $19,282      $20,859    $12,678
     5/31/94    $19,524      $21,201    $12,687
     6/30/94    $19,481      $20,681    $12,730
     7/31/94    $19,996      $21,360    $12,764
     8/31/94    $20,787      $22,236    $12,815
     9/30/94    $20,383      $21,693    $12,850
    10/31/94    $20,514      $22,181    $12,859
    11/30/94    $19,934      $21,374    $12,875
    12/31/94    $20,009      $21,690    $12,875
     1/31/95    $20,576      $22,252    $12,927
     2/28/95    $20,980      $23,120    $12,979
     3/31/95    $21,281      $23,802    $13,021
     4/30/95    $21,748      $24,501    $13,064
     5/31/95    $22,201      $25,481    $13,091
     6/30/95    $22,322      $26,073    $13,117
     7/31/95    $22,612      $26,938    $13,117
     8/31/95    $22,826      $27,006    $13,151
     9/30/95    $23,622      $28,145    $13,177
    10/31/95    $23,422      $28,044    $13,221
    11/30/95    $24,212      $29,275    $13,211
    12/31/95    $25,157      $29,840    $13,202
     1/31/96    $25,752      $30,855    $13,280
     2/29/96    $25,514      $31,142    $13,323
     3/31/96    $25,711      $31,441    $13,392
     4/30/96    $25,779      $31,903    $13,444
     5/31/96    $25,976      $32,726    $13,470
     6/30/96    $26,385      $32,850    $13,478
     7/31/96    $25,429      $31,398    $13,503
     8/31/96    $25,840      $32,061    $13,529
     9/30/96    $26,464      $33,866    $13,572
    10/31/96    $27,010      $34,800    $13,616



GRAPHIC MATERIAL (12)

The following line graph hypothetically compares the performance of the fund's Class II Shares with the Standard & Poor's 500 Stock Index and the Consumer Price Index, based on a $10,000 investment from 10/2/95 to 10/31/96.


Period Ending         Fund          Index   Index

     10/2/95     $9,903      $10,000   $10,000
    10/31/95     $9,843      $9,964    $10,033
    11/30/95    $10,184      $10,401   $10,026
    12/31/95    $10,548      $10,602   $10,019
     1/31/96    $10,800      $10,963   $10,078
     2/29/96    $10,697      $11,065   $10,110
     3/31/96    $10,775      $11,171   $10,163
     4/30/96    $10,800      $11,335   $10,203
     5/31/96    $10,872      $11,627   $10,222
     6/30/96    $11,040      $11,672   $10,228
     7/31/96    $10,634      $11,156   $10,247
     8/31/96    $10,794      $11,391   $10,267
     9/30/96    $11,049      $12,032   $10,300
    10/31/96    $11,167      $12,365   $10,333



GRAPHIC MATERIAL (13)

The following line graph compares the fund's distribution rate against the T-Bill Annualized Yield, from 11/1/95 through 10/31/96.


Period Ending         Fund          T-Bill

         11/1/95       5.62%                  5.46%
        11/30/95       4.50%                  5.36%
        12/31/95       5.61%                  5.18%
         1/31/96       5.55%                  4.90%
         2/29/96       6.04%                  5.23%
         3/31/96       5.52%                  5.41%
         4/30/96       5.42%                  5.62%
         5/31/96       4.93%                  5.77%
         6/30/96       5.24%                  5.70%
         7/31/96       5.34%                  5.85%
         8/31/96       5.36%                  5.91%
         9/30/96       5.69%                  5.71%
        10/31/96       5.58%                  5.44%



GRAPHIC MATERIAL (14)

The following line graph hypothetically compares the performance of the fund with the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6 month CD Index, based on a $10,000 investment from 10/20/87 through 10/31/96.


Period Ending              Fund          Index    Index


             12/26/91      9775        $10,000  $10,000
             12/31/91     9,775        $10,021  $10,010
              1/31/92     9,775        $10,022  $10,051
              2/29/92     9,804        $10,051  $10,080
              3/31/92     9,847        $10,062  $10,109
              4/30/92     9,933        $10,148  $10,159
              5/31/92     9,981        $10,233  $10,196
              6/30/92    10,065        $10,321  $10,232
              7/31/92    10,097        $10,427  $10,288
              8/31/92    10,165        $10,501  $10,319
              9/30/92    10,232        $10,588  $10,362
             10/31/92    10,249        $10,540  $10,379
             11/30/92    10,284        $10,529  $10,390
             12/31/92    10,362        $10,620  $10,438
              1/31/93    10,409        $10,716  $10,478
              2/28/93    10,486        $10,792  $10,506
              3/31/93    10,547        $10,821  $10,535
              4/30/93    10,602        $10,880  $10,566
              5/31/93    10,622        $10,857  $10,584
              6/30/93    10,661        $10,924  $10,613
              7/31/93    10,713        $10,951  $10,644
              8/31/93    10,754        $11,027  $10,678
              9/30/93    10,785        $11,061  $10,708
             10/31/93    10,807        $11,085  $10,734
             11/30/93    10,826        $11,095  $10,760
             12/31/93    10,868        $11,134  $10,792
              1/31/94    10,891        $11,197  $10,828
              2/28/94    10,865        $11,147  $10,827
              3/31/94    10,768        $11,119  $10,852
              4/30/94    10,763        $11,089  $10,868
              5/31/94    10,802        $11,107  $10,896
              6/30/94    10,821        $11,138  $10,930
              7/31/94    10,864        $11,227  $10,978
              8/31/94    10,926        $11,265  $11,021
              9/30/94    10,897        $11,256  $11,049
             10/31/94    10,927        $11,288  $11,092
             11/30/94    10,934        $11,252  $11,116
             12/31/94    10,981        $11,279  $11,159
              1/31/95    11,034        $11,416  $11,238
              2/28/95    11,131        $11,552  $11,306
              3/31/95    11,183        $11,618  $11,361
              4/30/95    11,272        $11,712  $11,427
              5/31/95    11,403        $11,875  $11,503
              6/30/95    11,477        $11,938  $11,560
              7/31/95    11,497        $11,994  $11,624
              8/31/95    11,602        $12,060  $11,680
              9/30/95    11,657        $12,114  $11,732
             10/31/95    11,740        $12,204  $11,794
             11/30/95    11,809        $12,294  $11,857
             12/31/95    11,910        $12,380  $11,923
              1/31/96    11,961        $12,478  $11,988
              2/29/96    11,958        $12,451  $12,034
              3/31/96    12,001        $12,458  $12,077
              4/30/96    12,046        $12,482  $12,129
              5/31/96    12,061        $12,519  $12,179
              6/30/96    12,148        $12,603  $12,227
              7/31/96    12,195        $12,654  $12,280
              8/31/96    12,238        $12,705  $12,345
              9/30/96    12,324        $12,807  $12,405
             10/31/96    12,472        $12,935  $12,470

         Total Return    24.72%         29.35%   24.70%